                      STATEMENT OF ADDITIONAL INFORMATION

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                              1401 Livingston Lane
                           Jackson, Mississippi 39213
                                 1-877-249-3691

                   SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT

         INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity contract (the "Contract") offered by Southern Farm Bureau Life Insurance Company (the "Company"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectuses for the Contract, and the selected Investment Options of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc. and Fidelity Variable Insurance Products Funds. The Prospectus for the Contract is dated the same as this Statement of Additional information. You may obtain a copy of the Prospectuses by writing or calling us at our address or phone number shown above.

                                  May 1, 2002

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
ADDITIONAL CONTRACT PROVISIONS.............................................    1
      The Contract.........................................................    1
      Incontestability.....................................................    1
      Misstatement of Age or Sex...........................................    1
      Non-Participation....................................................    1
CALCULATION OF YIELDS AND TOTAL RETURNS....................................    1
      Prime Reserve Subaccount Yields......................................    1
      Other Subaccount Yields..............................................    2
      Average Annual Total Returns.........................................    3
      Other Total Returns..................................................    5
      Effect of the Administrative Charge On Performance Data..............    5
EXPERTS....................................................................    5
OTHER INFORMATION..........................................................    6
FINANCIAL STATEMENTS.......................................................    6

--------------------------------------------------------------------------------

ADDITIONAL CONTRACT PROVISIONS
--------------------------------------------------------------------------------

THE CONTRACT

    The Contract includes the application and all other attached papers. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.
--------------------------------------------------------------------------------

INCONTESTABILITY

    We will not contest the Contract from its Contract Date.
--------------------------------------------------------------------------------

MISSTATEMENT OF AGE OR SEX

    If the age or sex of the Annuitant has been misstated, we will pay that amount which the proceeds would have purchased at the correct age and sex.
--------------------------------------------------------------------------------

NON-PARTICIPATION

    The Contracts are not eligible for dividends and will not participate in the Company's divisible surplus.

--------------------------------------------------------------------------------

CALCULATION OF YIELDS AND TOTAL RETURNS
--------------------------------------------------------------------------------

    The Company may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.
--------------------------------------------------------------------------------

PRIME RESERVE SUBACCOUNT YIELDS

    Advertisements and sales literature may quote the current annualized yield of the Prime Reserve Subaccount for a seven-day period. This figure is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract with a balance of 1 unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

    The net change in account value reflects:

        - net income from the Investment Option attributable to the hypothetical account; and

        - charges and deductions imposed under the Contract attributable to the hypothetical account.

    The charges and deductions include per unit charges for the hypothetical account for:

        -   the annual administrative charge and

        -   the mortality and expense risk charge.

    For purposes of calculating current yields for a Contract, an average per unit administrative charge is used based on the $30 administrative charge deducted at the beginning of each Contract Year. Current yield will be calculated according to the following formula:

Current Yield = ((NCS - ES)/UV) X (365/7)

Where:

NCS  =    the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income)
          for the seven-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES   =    per unit expenses attributable to the hypothetical account for the seven-day period.

UV   =    the unit value for the first day of the seven-day period.

Effective Yield = (1 + ((NCS - ES)/UV)) to the power of (365/7) - 1

Where:

NCS  =    the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income)
          for the seven-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES   =    per unit expenses attributable to the hypothetical account for the seven-day period.

UV   =    the unit value for the first day of the seven-day period.

    The yield for the Prime Reserve Subaccount will be lower than the yield for the Prime Reserve Investment Option due to the charges and deductions imposed under the Contract.

    The current and effective yields of the Prime Reserve Subaccount normally fluctuate on a daily basis and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The actual yield is affected by:

        -   changes in interest rates on money market securities,

        -   the average portfolio maturity of the Prime Reserve Investment
            Option,

        - the quality of portfolio securities held by this Investment Option, and

        -   the operating expenses of the Prime Reserve Investment Option.

    Yields may also be presented for other periods of time.
--------------------------------------------------------------------------------

OTHER SUBACCOUNT YIELDS

    Advertisements and sales literature may quote the current annualized yield of one or more of the Subaccounts (except the Prime Reserve Subaccount) for a Contract for 30-day or one month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

    The yield is computed by:

        1) dividing net investment income of the Investment Option attributable to the Subaccount units less Subaccount expenses for the period; by

        2) the offering price per unit at the close of the last day of the period multiplied by the daily average number of units outstanding for the period; by

        3)  compounding that yield for a six-month period; and by

        4)  multiplying that result by 2.

    The annual administrative charge (deducted at the beginning of each Contract
    Year) and mortality and expense risk charge are included in the expenses of the Subaccounts. For purposes of calculating the 30-day or one-month yield, an estimated average administrative charge per dollar of Contract value is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:

                                      6
Yield = 2 X ((((NI - ES)/(U X UV)) + 1)   - 1)

Where:

NI   =    net investment income of the Investment Option for the 30-day or one-month period attributable to the Subaccount's units.

ES   =    expenses of the Subaccount for the 30-day or one-month period.

U    =    the average number of units outstanding.

UV   =    the unit value at the close of the last day in the 30-day or one-month period.

    The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Contract.

    The yield for each Subaccount normally will fluctuate over time and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Subaccount's actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

    The Surrender Charge is not considered in the yield calculation.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

    Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one, five and ten year periods. Average annual total returns may also be disclosed for other periods of time.

    Adjusted historic average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.

    Adjusted historic average annual total returns for each Subaccount are calculated based on the assumption that the Subaccounts were in existence during the stated periods with the level of Contract charges which were in effect at the inception of each Subaccount (see four columns under "Investment Option" heading below). For purposes of calculating average annual total return, an average annual administrative charge per dollar of Contract value is used. The calculation also assumes surrender of the Contract at the end of the period. The total return will then be calculated according to the following formula:

            1/N
TR = ((ERV/P)   ) - 1
Where:
TR   =    the average annual total return net of Subaccount recurring charges.
ERV  =    the ending redeemable value (net of any applicable Surrender Charge) of the hypothetical account at the end of the period.
P    =    a hypothetical initial payment of $1,000.
N    =    the number of years in the period.

    The following chart provides adjusted historic average annual total return information for the Subaccounts. When a Subaccount has been in existence for at least one year, the chart below also provides the actual average annual total return for the Subaccount as of the end of the period indicated or from the date of inception calculated according to the formula described above (see the three columns to the right of the chart under the heading "Subaccount").

                                                              INVESTMENT OPTION                               SUBACCOUNT
                                            FOR THE      FOR THE      FOR THE      FOR THE PERIOD      FOR THE     FOR THE PERIOD
                                             1-YEAR       5-YEAR      10-YEAR       FROM DATE OF        1-YEAR      FROM DATE OF
SUBACCOUNT                                   PERIOD       PERIOD       PERIOD       INCEPTION OF        PERIOD      INCEPTION OF
(DATE ON WHICH FIRST ACTIVITY                ENDED        ENDED        ENDED      INVESTMENT OPTION     ENDED        SUBACCOUNT
OCCURRED)                                   12/31/01     12/31/01     12/31/01       TO 12/31/01       12/31/01     TO 12/31/01
T. Rowe Price Equity Series, Inc.
  T. Rowe Price Equity Income
  Portfolio(1) (2/28/2000)                   (7.22)%        8.47%          --            12.97%         (7.23)%           9.58%
  T. Rowe Price Mid-Cap Growth
  Portfolio(2) (2/15/2000)                   (9.44)           --           --            11.67          (9.41)           (1.00)
  T. Rowe Price Personal Strategy
  Balanced Portfolio(3) (3/6/2000)          (10.82)         6.17           --            10.31         (10.77)           (2.33)
T. Rowe Price Fixed Income Series, Inc.
  T. Rowe Price Limited-Term Bond
  Portfolio(4) (2/28/2000)                   (0.70)         4.13           --             4.60          (0.80)            3.15
  T. Rowe Price Prime Reserve
  Portfolio(2) (2/7/2000)                    (4.85)         4.13           --             3.00          (4.88)           (0.18)
Fidelity Variable Insurance Products Funds
  VIP Contrafund Portfolio(5)
  (2/15/2000)                               (20.00)         8.08           --            13.89         (19.76)          (12.56)
  VIP Growth Portfolio(6) (2/15/2000)       (25.01)         9.29        11.70%           12.08         (24.71)          (17.98)
  VIP High Income Portfolio(7)
  (3/10/2000)                               (19.49)        (5.86)        3.58             5.26         (19.30)          (19.90)
  VIP Index 500 Portfolio(8) (2/15/2000)    (19.83)         8.01           --            11.75         (19.64)          (11.77)
  VIP Overseas Portfolio(9) (2/15/2000)     (28.31)         0.42         4.19             4.43         (27.93)          (22.23)

        (1) The T. Rowe Price Equity Income Portfolio commenced operations on March 31, 1994.

        (2) The T. Rowe Price Mid-Cap Growth and T. Rowe Price Prime Reserve Portfolios commenced operations on December 31, 1996.

        (3) The T. Rowe Price Personal Strategy Balanced Portfolio commenced operations on December 30, 1994.

        (4) The T. Rowe Price Limited-Term Bond Portfolio commenced operations on May 13, 1994.

        (5)   The Contrafund Portfolio commenced operations on January 3, 1995.

        (6)   The Growth Portfolio commenced operations on October 9, 1986.

        (7)   The High Income Portfolio commenced operations on September 19,
              1985.

        (8)   The Index 500 Portfolio commenced operations on August 27, 1992.

        (9)   The Overseas Portfolio commenced operations on January 28, 1987.

    The actual Subaccount total return information and the adjusted historic average total return information will vary because of the method used to deduct the mortality and expense risk charge from the returns. For actual Subaccount total return information, the mortality and expense risk charge is calculated based on the daily net assets multiplied by a daily factor and reduced on a daily basis. For adjusted historic average total return information, the mortality and expense risk charge is calculated as a single charge applied at the end of the period on an annualized basis.
--------------------------------------------------------------------------------

OTHER TOTAL RETURNS

    Advertisements and sales literature may also quote average annual total returns which do not reflect the Surrender Charge. These figures are calculated in the same manner as the average annual total returns described above, however, the Surrender Charge is not taken into account at the end of the period.

    We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR = (ERV/P) - 1

Where:

CTR  =    The cumulative total return net of Subaccount recurring charges for the period.

ERV  =    The ending redeemable value of the hypothetical investment at the end of the period.

P    =    A hypothetical single payment of $1,000.

--------------------------------------------------------------------------------

EFFECT OF THE ADMINISTRATIVE CHARGE ON PERFORMANCE DATA

    We apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Accumulated Value. For purposes of reflecting the administrative charge in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all Contracts in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

--------------------------------------------------------------------------------

EXPERTS
--------------------------------------------------------------------------------

    All matters relating to Mississippi law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by Joseph A. Purvis, Esquire, Vice President, General Counsel, and Secretary of the Company. Sutherland
    Asbill & Brennan LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.

    The statutory statements of admitted assets, liabilities and stockholders' equity of the Company as of December 31, 2001 and 2000, and the related statutory statements of earnings, changes in stockholders' equity and cash flows for each of the years in the three year period ended

    December 31, 2001, and related financial statement schedules, appearing herein, have been audited by KPMG LLP, independent certified public accountants, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

    The audit report of KPMG LLP covering the December 31, 2001 financial statements refers to a change in the basis of accounting, as a consequence of adopting the National Association of Insurance Commissioners' statutory accounting practices, as of January 1, 2001.

    The Account's statement of assets and liabilities as of December 31, 2001, and the related statements of operations for the year then ended and the changes in net assets for the year then ended and the period from February 7, 2000 (date operations commenced) through December 31, 2000, appearing herein, have been audited by Ernst & Young, LLP, independent auditors, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in auditing and accounting.

--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

    A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The Company's statutory-basis financial statements included in this Statement of Additional Information should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

                         Report of Independent Auditors

The Board of Directors and Participants
Southern Farm Bureau Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Southern Farm Bureau Life Variable Account, comprising the Contrafund, Growth, High Income, Index 500, Overseas, Equity Income, Mid-Cap Growth, Personal Strategy Balanced, Limited-Term Bond, and Prime Reserve Subaccounts, as of December 31, 2001, and the related statements of operations for the year then ended and the statements of changes in net assets for the year ended December 31, 2001 and for the period from February 7, 2000 (date operations commenced) through December 31, 2000. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the Southern Farm Bureau Life Variable Account at December 31, 2001, and the results of their operations for the year then ended and the changes in their net assets for the year ended December 31, 2001 and the period from February 7, 2000 through December 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                                         /s/ Ernst & Young, LLP

Des Moines, Iowa
March 13, 2002

                   Southern Farm Bureau Life Variable Account

                      Statements of Assets and Liabilities

                                December 31, 2001


                                                                                    HIGH
                                                   CONTRAFUND       GROWTH         INCOME        INDEX 500       OVERSEAS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                   --------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market     $3,025,553     $5,053,119     $  918,509     $4,679,716     $  990,835

LIABILITIES                                                   -              -              -              -              -
                                                   --------------------------------------------------------------------------
Net assets                                           $3,025,553     $5,053,119     $  918,509     $4,679,716     $  990,835
                                                   ==========================================================================
NET ASSETS
Accumulation units                                   $3,025,553     $5,053,119     $  918,509     $4,679,716     $  990,835
                                                   --------------------------------------------------------------------------
Total net assets                                     $3,025,553     $5,053,119     $  918,509     $4,679,716     $  990,835
                                                   ==========================================================================

Investments in shares of mutual funds, at cost       $3,466,515     $6,402,106     $1,213,269     $5,388,198     $1,374,309
Shares of mutual fund owned                          150,300.70     150,345.70     143,293.08      35,978.44      71,385.83

Accumulation units outstanding                       376,112.89     720,562.52     137,789.74     570,626.61     158,358.16
Accumulation unit value                              $     8.04     $     7.01     $     6.67     $     8.20     $     6.26

SEE ACCOMPANYING NOTES.


                                                                                   PERSONAL
                                                                                   STRATEGY
                                                   EQUITY INCOME  MID-CAP GROWTH    BALANCED     LIMITED-TERM   PRIME RESERVE
                                                    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT   BOND SUBACCOUNT  SUBACCOUNT
                                                   -------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market      $3,556,922     $4,423,116     $2,332,318     $1,178,482     $1,091,163

LIABILITIES                                                    -              -              -              -              -
                                                   -------------------------------------------------------------------------
Net assets                                            $3,556,922     $4,423,116     $2,332,318     $1,178,482     $1,091,163
                                                   =========================================================================
NET ASSETS
Accumulation units                                    $3,556,922     $4,423,116     $2,332,318     $1,178,482     $1,091,163
                                                   -------------------------------------------------------------------------
Total net assets                                      $3,556,922     $4,423,116     $2,332,318     $1,178,482     $1,091,163
                                                   =========================================================================

Investments in shares of mutual funds, at cost        $3,534,377     $4,368,156     $2,445,765     $1,153,960     $1,091,163
Shares of mutual fund owned                           185,546.25     242,229.78     158,445.54     232,901.50   1,091,162.55

Accumulation units outstanding                        272,293.20     421,215.43     228,655.59     102,740.55     102,075.43
Accumulation unit value                               $    13.06     $    10.50     $    10.20     $    11.47     $    10.69

SEE ACCOMPANYING NOTES.

                   Southern Farm Bureau Life Variable Account

                            Statements of Operations

                          Year Ended December 31, 2001



                                                       CONTRAFUND       GROWTH       HIGH INCOME     INDEX 500       OVERSEAS
                                                       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                       --------------------------------------------------------------------------
Income:
   Dividends                                             $  18,257      $   2,883      $ 107,907      $  35,554      $  43,483
Expenses:
   Mortality and expense risk                              (38,253)       (62,556)       (13,149)       (55,977)       (13,461)
                                                       --------------------------------------------------------------------------
Net investment income (loss)                               (19,996)       (59,673)        94,758        (20,423)        30,022

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares             (92,106)      (328,974)       (88,911)       (94,313)       (78,558)
   Realized gain distributions                              64,436        270,979              -              -         68,731
                                                       --------------------------------------------------------------------------
Total realized gain (loss) on investments                  (27,670)       (57,995)       (88,911)       (94,313)        (9,827)

Change in unrealized appreciation/depreciation of
  investments                                             (320,339)      (790,134)      (143,358)      (423,469)      (263,155)
                                                       --------------------------------------------------------------------------
Net increase (decrease) in net assets from operations    $(368,005)     $(907,802)     $(137,511)     $(538,205)     $(242,960)
                                                       ==========================================================================

SEE ACCOMPANYING NOTES.


                                                                                     PERSONAL
                                                        EQUITY          MID-CAP      STRATEGY      LIMITED-TERM        PRIME
                                                        INCOME         GROWTH        BALANCED         BOND            RESERVE
                                                       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
                                                       ------------------------------------------------------------------------
Income:
   Dividends                                              $44,185       $      -       $ 57,823        $48,969        $34,087
Expenses:
   Mortality and expense risk                             (40,351)       (49,628)       (26,661)       (12,435)       (12,435)
                                                       ------------------------------------------------------------------------
Net investment income (loss)                                3,834        (49,628)        31,162         36,534         21,652

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares              9,671        (41,276)       (16,509)         6,020              -
   Realized gain distributions                             56,498              -              -              -              -
                                                       ------------------------------------------------------------------------
Total realized gain (loss) on investments                  66,169        (41,276)       (16,509)         6,020              -

Change in unrealized appreciation/depreciation of
  investments                                             (69,599)        78,113        (74,263)        13,749              -
                                                       ------------------------------------------------------------------------
Net increase (decrease) in net assets from operations     $   404       $(12,791)      $(59,610)       $56,303        $21,652
                                                       ========================================================================

SEE ACCOMPANYING NOTES.

                   Southern Farm Bureau Life Variable Account

                       Statements of Changes in Net Assets


                                                                      CONTRAFUND
                                                                      SUBACCOUNT
                                                            -----------------------------------
                                                                              PERIOD FROM
                                                                               FEBRUARY 7,
                                                                               2000 (DATE
                                                                              OPERATIONS
                                                                               COMMENCED)
                                                               YEAR ENDED       THROUGH
                                                              DECEMBER 31,     DECEMBER 31,
                                                                 2001            2000
                                                            -----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                $  (19,996)       $  (17,118)
   Total realized gain (loss) on investments                      (27,670)          (17,989)
   Change in unrealized appreciation/ depreciation of
     investments                                                 (320,339)         (120,623)
                                                            -----------------------------------
Net increase (decrease) in net assets from operations            (368,005)         (155,730)

Contract transactions:
   Transfers of net premiums                                      828,628         1,375,821
   Transfers of surrenders and death benefits                     (61,636)          (19,051)
   Transfers of administrative charges                             (6,542)                -
   Transfers between subaccounts, including fixed
     interest subaccounts                                         243,615         1,188,453
                                                            -----------------------------------
Net increase in net assets from contract transactions           1,004,065         2,545,223
                                                            -----------------------------------
Total increase in net assets                                      636,060         2,389,493

Net assets at beginning of period                               2,389,493                 -
                                                            -----------------------------------
Net assets at end of period                                    $3,025,553        $2,389,493
                                                            ===================================

SEE ACCOMPANYING NOTES.


                                                                    GROWTH                            HIGH INCOME
                                                                  SUBACCOUNT                           SUBACCOUNT
                                                           --------------------------------  --------------------------------
                                                                           PERIOD FROM                          PERIOD FROM
                                                                            FEBRUARY 7,                          FEBRUARY 7,
                                                                            2000 (DATE                           2000 (DATE
                                                                           OPERATIONS                           OPERATIONS
                                                                            COMMENCED)                           COMMENCED)
                                                            YEAR ENDED       THROUGH             YEAR ENDED       THROUGH
                                                           DECEMBER 31,     DECEMBER 31,        DECEMBER 31,     DECEMBER 31,
                                                              2001            2000                 2001            2000
                                                           --------------------------------  --------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                            $  (59,673)       $  (27,700)         $ 94,758          $  (5,612)
   Total realized gain (loss) on investments                  (57,995)           (8,728)          (88,911)            (2,704)
   Change in unrealized appreciation/ depreciation of
     investments                                             (790,134)         (558,853)         (143,358)          (151,402)
                                                           --------------------------------  --------------------------------
Net increase (decrease) in net assets from operations        (907,802)         (595,281)         (137,511)          (159,718)

Contract transactions:
   Transfers of net premiums                                1,562,586         2,256,018           213,642            433,636
   Transfers of surrenders and death benefits                (141,962)          (41,414)          (35,392)           (15,046)
   Transfers of administrative charges                        (10,170)                -            (1,800)                 -
   Transfers between subaccounts, including fixed
     interest subaccounts                                     603,657         2,327,487            25,133            595,565
                                                           --------------------------------  --------------------------------
Net increase in net assets from contract transactions       2,014,111         4,542,091           201,583          1,014,155
                                                           --------------------------------  --------------------------------
Total increase in net assets                                1,106,309         3,946,810            64,072            854,437

Net assets at beginning of period                           3,946,810                 -           854,437                  -
                                                           --------------------------------  --------------------------------
Net assets at end of period                                $5,053,119        $3,946,810          $918,509          $ 854,437
                                                           ================================  ================================

SEE ACCOMPANYING NOTES.

                                                                         INDEX 500
                                                                        SUBACCOUNT
                                                           ---------------------------------------
                                                                                 PERIOD FROM
                                                                                  FEBRUARY 7,
                                                                                  2000 (DATE
                                                                                 OPERATIONS
                                                                                  COMMENCED)
                                                                 YEAR ENDED        THROUGH
                                                                DECEMBER 31,      DECEMBER 31,
                                                                   2001             2000
                                                           ---------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                  $  (20,423)       $  (21,607)
   Total realized gain (loss) on investments                        (94,313)            1,547
   Change in unrealized appreciation/ depreciation of
     investments                                                   (423,469)         (285,013)
                                                           ---------------------------------------
Net increase (decrease) in net assets from operations              (538,205)         (305,073)

Contract transactions:
   Transfers of net premiums                                      1,320,432         1,896,678
   Transfers of surrenders and death benefits                      (157,929)          (20,309)
   Transfers of administrative charges                               (7,697)                -
   Transfers between subaccounts, including fixed
     interest subaccounts                                           814,795         1,677,024
                                                           ---------------------------------------
Net increase in net assets from contract transactions             1,969,601         3,553,393
                                                           ---------------------------------------
Total increase in net assets                                      1,431,396         3,248,320

Net assets at beginning of period                                 3,248,320                 -
                                                           ---------------------------------------
Net assets at end of period                                      $4,679,716        $3,248,320
                                                           =======================================

SEE ACCOMPANYING NOTES.


                                                                    OVERSEAS                           EQUITY INCOME
                                                                   SUBACCOUNT                           SUBACCOUNT
                                                           ----------------------------------     -------------------------------
                                                                              PERIOD FROM                           PERIOD FROM
                                                                               FEBRUARY 7,                           FEBRUARY 7,
                                                                              2000 (DATE                            2000 (DATE
                                                                               OPERATIONS                            OPERATIONS
                                                                               COMMENCED)                            COMMENCED)
                                                             YEAR ENDED          THROUGH            YEAR ENDED        THROUGH
                                                             DECEMBER 31,      DECEMBER 31,         DECEMBER 31,     DECEMBER 31,
                                                                 2001             2000                 2001             2000
                                                           ----------------------------------     -------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                $  30,022         $    (6,583)        $    3,834       $   84,535
   Total realized gain (loss) on investments                      (9,827)             (5,981)            66,169            6,724
   Change in unrealized appreciation/ depreciation of
     investments                                                (263,155)           (120,319)           (69,599)          92,144
                                                           ----------------------------------     -------------------------------
Net increase (decrease) in net assets from operations           (242,960)           (132,883)               404          183,403

Contract transactions:
   Transfers of net premiums                                     289,619             517,809            998,061          893,388
   Transfers of surrenders and death benefits                    (35,984)             (4,893)           (80,181)         (13,848)
   Transfers of administrative charges                            (2,647)                  -             (5,973)               -
   Transfers between subaccounts, including fixed
     interest subaccounts                                         72,396             530,378           685,648          896,020
                                                           ----------------------------------     -------------------------------
Net increase in net assets from contract transactions            323,384           1,043,294          1,597,555        1,775,560
                                                           ----------------------------------     -------------------------------
Total increase in net assets                                      80,424             910,411          1,597,959        1,958,963

Net assets at beginning of period                                910,411                   -          1,958,963                -
                                                           ----------------------------------     -------------------------------
Net assets at end of period                                    $ 990,835         $   910,411         $3,556,922       $1,958,963
                                                           ==================================     ===============================

SEE ACCOMPANYING NOTES.

                                                                                                  PERSONAL STRATEGY
                                                                MID-CAP GROWTH                        BALANCED
                                                                  SUBACCOUNT                         SUBACCOUNT
                                                        -----------------------------------  ------------------------------------
                                                                             PERIOD FROM                         PERIOD FROM
                                                                             FEBRUARY 7,                          FEBRUARY 7,
                                                                             2000 (DATE                           2000 (DATE
                                                                             OPERATIONS                           OPERATIONS
                                                                              COMMENCED)                          COMMENCED)
                                                            YEAR ENDED         THROUGH         YEAR ENDED          THROUGH
                                                            DECEMBER 31,      DECEMBER 31,     DECEMBER 31,       DECEMBER 31,
                                                               2001              2000             2001              2000
                                                        -----------------------------------  ------------------------------------
 Increase (decrease) in net assets from operations:
    Net investment income (loss)                           $  (49,628)        $   26,065        $   31,162        $   72,997
    Total realized gain (loss) on investments                 (41,276)            (3,094)          (16,509)           (1,187)

    Change in unrealized appreciation/ depreciation of         78,113            (23,153)          (74,263)          (39,184)
      investments
                                                        -----------------------------------  ------------------------------------
 Net increase (decrease) in net assets from operations        (12,791)              (182)          (59,610)           32,626

 Contract transactions:
    Transfers of net premiums                               1,426,268          1,343,092           623,848           638,500
    Transfers of surrenders and death benefits               (102,036)           (19,636)          (49,079)          (11,249)
    Transfers of administrative charges                        (8,145)                 -            (4,062)                -
    Transfers between subaccounts, including fixed
      interest subaccounts                                    538,266          1,258,280           428,000           733,344
                                                        -----------------------------------  ------------------------------------
 Net increase in net assets from contract transactions      1,854,353          2,581,736           998,707         1,360,595
                                                        -----------------------------------  ------------------------------------
 Total increase in net assets                               1,841,562          2,581,554           939,097         1,393,221

 Net assets at beginning of period                          2,581,554                  -         1,393,221                 -
                                                        -----------------------------------  ------------------------------------
 Net assets at end of period                               $4,423,116         $2,581,554        $2,332,318        $1,393,221
                                                        ===================================  ====================================

SEE ACCOMPANYING NOTES



                                                               LIMITED-TERM BOND                      PRIME RESERVE
                                                                  SUBACCOUNT                           SUBACCOUNT
                                                        ----------------------------------  --------------------------------
                                                                           PERIOD FROM                        PERIOD FROM
                                                                            FEBRUARY 7,                        FEBRUARY 7,
                                                                            2000 (DATE                         2000 (DATE
                                                                            OPERATIONS                         OPERATIONS
                                                                            COMMENCED)                          COMMENCED)
                                                          YEAR ENDED          THROUGH         YEAR ENDED         THROUGH
                                                          DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                              2001            2000                2001            2000
                                                        ----------------------------------  ---------------------------------
 Increase (decrease) in net assets from operations:
    Net investment income (loss)                          $   36,534         $  9,828           $   21,652       $    25,555
    Total realized gain (loss) on investments                  6,020              295                    -                 -

    Change in unrealized appreciation/ depreciation of        13,749           10,773                    -                 -
      investments
                                                        ----------------------------------  ---------------------------------
 Net increase (decrease) in net assets from operations        56,303           20,896               21,652            25,555

 Contract transactions:
    Transfers of net premiums                                361,666          233,026            4,860,157        10,398,171
    Transfers of surrenders and death benefits               (21,412)          (2,072)             (19,444)          (11,214)
    Transfers of administrative charges                       (1,285)               -               (1,118)                -
    Transfers between subaccounts, including fixed
      interest subaccounts                                   363,118          168,242           (4,392,328)       (9,790,268)
                                                        ----------------------------------  ---------------------------------
 Net increase in net assets from contract transactions       702,087          399,196              447,267           596,689
                                                        ----------------------------------  ---------------------------------
 Total increase in net assets                                758,390          420,092              468,919           622,244

 Net assets at beginning of period                           420,092                -              622,244                 -
                                                        ----------------------------------  ---------------------------------
 Net assets at end of period                              $1,178,482         $420,092           $1,091,163       $   622,244
                                                        ==================================  =================================

SEE ACCOMPANYING NOTES

                   Southern Farm Bureau Life Variable Account

                          Notes to Financial Statements

                                December 31, 2001

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Southern Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Southern Farm Bureau Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Department of the State of Mississippi. The Account is a funding vehicle for individual variable annuity contracts issued by the Company. The Account commenced operations on February 7, 2000.

At the direction of eligible contract owners, the Account invests in ten investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

   SUBACCOUNT                                      INVESTS EXCLUSIVELY IN SHARES OF
   --------------------------------------------------------------------------------------------

                                                    Fidelity Variable Insurance Products Funds:
   Contrafund                                         Contrafund(R) Portfolio
   Growth                                             Growth Portfolio
   High Income                                        High Income Portfolio
   Index 500                                          Index 500 Portfolio
   Overseas                                           Overseas Portfolio

                                                   T. Rowe Price Equity Series Inc.:
   Equity Income                                      Equity Income Portfolio
   Mid-Cap Growth                                     Mid-Cap Growth Portfolio
   Personal Strategy Balanced                         Personal Strategy Balanced Portfolio

                                                   T. Rowe Price Fixed Income Series Inc.:
   Limited-Term Bond                                  Limited-Term Bond Portfolio
   Prime Reserve                                      Prime Reserve Portfolio

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

INVESTMENTS

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

CONTRACTS IN ANNUITIZATION PERIOD

As of December 31, 2001, there are no net assets allocated to contracts in the annuitization period as there are no contracts that have matured and are in the payout stage. Net assets allocated to contracts in the annuitization period will be computed according to the Annuity 2000 Mortality Table, with an assumed investment return of 5%. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2.   EXPENSE CHARGES

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

MORTALITY AND EXPENSE RISK CHARGES: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.40% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

ADMINISTRATIVE CHARGE: Prior to the annuity payment period, the Company will deduct an annual administrative charge of $30 to reimburse it for administrative expenses related to the contract. A portion of this charge may be deducted from funds held in the fixed interest subaccount.

SURRENDER CHARGE: A surrender charge is imposed in the event of a full or partial surrender during the first seven contract years. During the second through seventh contract years, this charge is not assessed on the first 10% of cash value surrendered. The amount charged is 7% of the amount surrendered during the first contract year and declines by 1% in each of the next six contract years. No surrender charge is deducted if the partial surrender or surrender occurs after seven full contract years.

TRANSFER CHARGE: A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year.

3.   FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

4.   PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2001:

                                                 COST OF           PROCEEDS
SUBACCOUNT                                      PURCHASES         FROM SALES
----------------------------------------------------------------------------
Contrafund                                      $1,337,301        $  288,796
Growth                                           2,894,834           669,417
High Income                                        496,464           200,123
Index 500                                        2,326,279           377,101
Overseas                                           567,677           145,540
Equity Income                                    1,883,633           225,746
Mid-Cap Growth                                   2,103,068           298,343
Personal Strategy Balanced                       1,225,280           195,411
Limited-Term Bond                                  856,048           117,427
Prime Reserve                                    4,287,693         3,818,774

5.   CHANGES FROM UNITS OUTSTANDING

Transactions in units of each subaccount were as follows for the year ended December 31, 2001 and the period from February 7, 2000 through December 31, 2000:

                                                    PERIOD ENDED DECEMBER 31
                                            2001                                2000
                             ----------------------------------   --------------------------------------
                                                     NET INCREASE                        NET INCREASE
SUBACCOUNT                   PURCHASED     REDEEMED   (DECREASE)  PURCHASED    REDEEMED   (DECREASE)
--------------------------------------------------------------------------------------------------------
Contrafund                     150,957      31,889     119,068     270,815      13,770     257,045
Growth                         349,080      85,495     263,585     463,793       6,815     456,978
High Income                     52,105      25,876      26,229     119,297       7,736     111,561
Index 500                      266,047      38,710     227,337     347,857       4,567     343,290
Overseas                        64,465      19,204      45,261     117,800       4,703     113,097
Equity Income                  136,996      14,753     122,243     158,838       8,788     150,050
Mid-Cap Growth                 207,774      26,762     181,012     247,823       7,620     240,203
Personal Strategy Balanced     114,207      16,994      97,213     139,581       8,137     131,444
Limited-Term Bond               72,918       9,362      63,556      52,449      13,264      39,185
Prime Reserve                  402,158     359,798      42,360     726,596     666,881      59,715

6.   UNIT VALUES

Effective with these 2001 financial statements, the Account has presented the following summary of units outstanding, unit values, net assets, investment income ratios, ratios of expenses to average net assets, and total return ratios for the year ended December 31, 2001:

                                                                                                RATIO OF
                                                                             INVESTMENT        EXPENSES TO
                                               UNIT                            INCOME          AVERAGE NET      TOTAL
SUBACCOUNT                         UNITS       VALUE         NET ASSETS        RATIO (1)       ASSETS (2)     RETURN (3)
-------------------------------------------------------------------------------------------------------------------------
Contrafund                        376,113      $ 8.04        $3,025,553           0.67%           1.40%         (13.55)%
Growth                            720,563        7.01         5,053,119           0.06            1.40          (18.87)
High Income                       137,790        6.67           918,509          11.47            1.40          (12.92)
Index 500                         570,627        8.20         4,679,716           0.89            1.40          (13.32)
Overseas                          158,358        6.26           990,835           4.52            1.40          (22.24)
Equity Income                     272,293       13.06         3,556,922           1.53            1.40            --
Mid-Cap Growth                    421,215       10.50         4,423,116             --            1.40           (2.33)
Personal Strategy Balanced        228,656       10.20         2,332,318           3.03            1.40           (3.77)
Limited-Term Bond                 102,741       11.47         1,178,482           5.50            1.40            7.00
Prime Reserve                     102,075       10.69         1,091,163           3.83            1.40            2.59

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Southern Farm Bureau Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and stockholders' equity of Southern Farm Bureau Life Insurance Company as of December 31, 2001 and 2000, and the related statutory statements of earnings, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Mississippi, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Southern Farm Bureau Life Insurance Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2001.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and stockholders' equity of Southern Farm Bureau Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2001, on the basis of accounting described in note 1.

As described more fully in note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Mississippi. As of January 1, 2001, the Insurance Department of the State of Mississippi adopted the National Association of Insurance Commissioners' statutory accounting practices, except as described in note 1. Consequently, the Company changed its basis of accounting in 2001, as described in note 1.

As described in note 1 to the financial statements, the Company received permission from the Insurance Department of the State of Mississippi to record the value of certain restricted stock at cost. Under prescribed statutory practices, the restricted stock would be carried at fair value. That permitted practice decreased statutory surplus by $67,431,789 and $130,759,638 as of December 31, 2001 and 2000, respectively, as compared to what it would have been had prescribed accounting practice been followed.

Our audits were made for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The supplementary information included in Schedules 1-6 is presented for purposes of additional analysis and is not a required part of the basic 2001 statutory financial statements. Such information has been subjected to the auditing procedures applied in the audit of the statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.



                                                                     [KPMG LLP]

JACKSON, MISSISSIPPI



April 26, 2002

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                    STATUTORY STATEMENTS OF ADMITTED ASSETS,
                      LIABILITIES AND STOCKHOLDERS' EQUITY
                           DECEMBER 31, 2001 AND 2000



                                                         2001             2000
                                                    -------------------------------
ADMITTED ASSETS
Investments:
  Bonds, at amortized cost (approximate fair value
    of $4,356,798,457 in 2001 and $4,013,896,873
    in 2000)                                        $4,285,334,682   $4,043,541,986
  Stocks:
    Preferred stocks, at cost (approximate fair
      value of $61,536,379 in 2001 and $58,693,375
      in 2000)                                          59,089,277       52,413,863
    Common stocks, generally at fair value (cost
      of $270,832,957 in 2001 and $227,045,952 in
      2000)                                            330,491,436      237,086,215
                                                    -------------------------------
        Total stocks                                   389,580,713      289,500,078
                                                    -------------------------------
  Mortgage and other loans                           1,023,549,429      961,028,413
  Real estate:
    Home office property, at cost, less
      accumulated depreciation of $16,582,065 in
      2001 and $15,753,448 in 2000                      16,430,953       17,345,781
    Real estate held for investment, at cost, less
      accumulated depreciation of $22,063,860 in
      2001 and $24,480,091 in 2000                      58,034,790       60,700,549
                                                    -------------------------------
        Total real estate                               74,465,743       78,046,330
                                                    -------------------------------
  Investment in subsidiaries                             5,443,806        5,250,607
  Partnership interests, at approximate equity in
    net assets                                         278,214,148      257,460,128
  Cash and short-term investments, at cost which
    approximates fair value                             98,020,876      117,140,900
  Policy loans                                         333,588,250      326,418,934
                                                    -------------------------------
        Total investments                            6,488,197,647    6,078,387,376
                                                    -------------------------------
Deferred taxes and other assets                         26,191,131               --
Premiums deferred and uncollected                       81,549,817       74,885,916
Accrued investment income                               82,019,958       79,498,679
Due from subsidiaries and other affiliates                      --          747,992
Other receivables                                        6,871,436       12,524,766
Separate account assets                                 27,249,732       18,325,544
                                                    -------------------------------
                                                    $6,712,079,721   $6,264,370,273
                                                    ===============================

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                    STATUTORY STATEMENTS OF ADMITTED ASSETS,
                      LIABILITIES AND STOCKHOLDERS' EQUITY
                           DECEMBER 31, 2001 AND 2000



                                                         2001             2000
                                                    -------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Aggregate reserves for all policies:
  Life and annuity policies and contracts           $4,980,371,072   $4,684,642,585
  Accident and health contracts                         27,800,964       23,892,046
  Supplementary contracts                               24,213,867       15,933,453
                                                    -------------------------------
      Total policy reserves                          5,032,385,903    4,724,468,084
                                                    -------------------------------
Policy and contract claims                              22,857,638       19,046,748
Policyholders' funds:
  Premiums received in advance                           1,422,895        1,591,182
  Funds on deposit                                       4,237,335        4,367,552
  Accrued policy dividends                              59,019,751       57,045,324
  Dividends left on deposit                            304,259,956      299,348,192
                                                    -------------------------------
      Total policyholders' funds                       368,939,937      362,352,250
                                                    -------------------------------
Pension plan administration funds                      301,728,634      252,571,290
General liabilities:
  Taxes, other than federal income taxes                 2,094,852        1,721,630
  Federal income taxes                                   3,035,610        7,833,416
  Due to subsidiaries and other affiliates               3,253,752               --
  Commissions                                            6,490,317        5,212,783
  Notes payable                                         38,558,597       34,120,815
  Accounts payable and other liabilities                39,928,303       55,830,403
                                                    -------------------------------
      Total general liabilities                         93,361,431      104,719,047
                                                    -------------------------------
Interest maintenance reserve                                    --       12,123,690
Asset valuation reserve                                138,314,358      110,286,735
Separate account liabilities                            27,249,732       18,325,544
                                                    -------------------------------
      Total liabilities                              5,984,837,633    5,603,893,388
                                                    -------------------------------
Stockholders' equity:
  Common stock of $100 par value. Authorized
    20,000 shares; issued and outstanding 15,000
    shares                                               1,500,000        1,500,000
  Additional paid-in capital                               400,000          400,000
  Unassigned surplus                                   725,342,088      658,576,885
                                                    -------------------------------
      Total stockholders' equity                       727,242,088      660,476,885
                                                    -------------------------------
                                                    $6,712,079,721   $6,264,370,273
                                                    ===============================



SEE ACCOMPANYING NOTES TO STATUTORY FINANCIAL STATEMENTS.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                        STATUTORY STATEMENTS OF EARNINGS

                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999



                                                           2001            2000           1999
                                                      --------------------------------------------
INCOME:
  Premiums and other considerations:
    Life premiums                                     $  378,528,024   $362,114,084   $348,281,260
    Annuity premiums and other fund deposits             265,901,161    174,460,429    181,558,622
    Accident and health premiums                          21,237,017     20,067,674     19,745,028
    Supplementary contracts and dividend
      accumulations                                        7,176,712     34,525,645     35,628,154
  Reserve adjustments on reinsurance ceded                 6,151,257      9,551,590     21,369,091
  Investment income, net of expenses of $18,913,443
    in 2001, $20,911,227 in 2000 and $32,020,884 in
    1999                                                 412,733,047    391,937,767    367,681,412
  Other                                                      565,234        397,944        456,053
                                                      --------------------------------------------
        Total income                                   1,092,292,452    993,055,133    974,719,620
                                                      --------------------------------------------
Benefits and reserve changes:
  Death benefits                                         105,345,814     95,730,418     87,686,517
  Accident and health benefits                             7,705,422      7,621,539      8,186,468
  Surrender and other life insurance benefits            242,682,028    334,631,269    263,721,779
  Annuity benefits                                        30,373,776     32,978,833     28,028,351
  Net increase in aggregate reserves, certain funds
    on deposit, and loading on deferred and
    uncollected premiums                                 313,276,723    134,646,110    239,597,607
  Interest on policy and contract funds                   22,261,106     19,366,334      1,069,386
  Payments on dividend accumulations and
    supplementary contracts                               25,112,846     46,786,193     46,822,835
                                                      --------------------------------------------
        Total benefits and reserve changes               746,757,715    671,760,696    675,112,943
                                                      --------------------------------------------
Other operating expenses:
  Commissions                                             50,632,521     52,202,809     53,457,322
  General insurance expenses                              88,176,817     78,420,583     76,472,469
  Taxes, licenses and fees                                 9,044,982     12,789,788     11,999,098
                                                      --------------------------------------------
        Total other operating expenses                   147,854,320    143,413,180    141,928,889
                                                      --------------------------------------------
        Earnings before policyholders' dividends,
          federal income taxes and realized
          investment gains                               197,680,417    177,881,257    157,677,788
Policyholders' dividends                                  57,294,905     55,372,681     53,269,970
                                                      --------------------------------------------
        Earnings before federal income taxes and
          realized investment gains                      140,385,512    122,508,576    104,407,818
Federal income taxes                                      45,895,970     40,896,798     42,632,478
                                                      --------------------------------------------
        Earnings before realized investment gains
          (losses)                                        94,489,542     81,611,778     61,775,340
Realized investment gains (losses), net                  (71,342,013)    67,535,338     63,767,085
  Adjusted for:
    Federal income taxes                                   7,432,698    (25,054,096)   (24,400,801)
    Transfer to interest maintenance reserve              17,719,040    (11,860,793)    (5,475,929)
                                                      --------------------------------------------
        Realized investment gains (losses), net          (46,190,275)    30,620,449     33,890,355
                                                      --------------------------------------------
        Net earnings                                  $   48,299,267   $112,232,227   $ 95,665,695
                                                      ============================================



SEE ACCOMPANYING NOTES TO STATUTORY FINANCIAL STATEMENTS.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
            STATUTORY STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999



                                                                          ADDITIONAL
                                                               COMMON      PAID-IN      UNASSIGNED
                                                               STOCK       CAPITAL       SURPLUS
                                                             --------------------------------------
Balance, December 31, 1998                                   $1,500,000    $400,000    $551,117,640
Net earnings                                                         --          --      95,665,695
Unrealized investment losses, net                                    --          --     (28,521,645)
Change in equity of subsidiaries, net of dividends received          --          --         447,139
Increase in asset valuation reserve                                  --          --     (19,128,215)
Transfer of interest maintenance reserve from subsidiary             --          --        (489,947)
Increase in nonadmitted assets                                       --          --      (5,109,817)
Cash dividends to stockholders                                       --          --        (145,950)
                                                             --------------------------------------
Balance, December 31, 1999                                    1,500,000     400,000     593,834,900
                                                             --------------------------------------
Net earnings                                                         --          --     112,232,227
Unrealized investment losses, net                                    --          --     (71,981,669)
Change in equity of subsidiaries                                     --          --         299,369
Decrease in asset valuation reserve                                  --          --      24,278,401
Decrease in nonadmitted assets                                       --          --          55,157
Cash dividends to stockholders                                       --          --        (141,500)
                                                             --------------------------------------
Balance, December 31, 2000                                    1,500,000     400,000     658,576,885
                                                             --------------------------------------
Net earnings                                                         --          --      48,299,267
Unrealized investment gains, net                                     --          --      51,648,033
Change in equity of subsidiaries                                     --          --         193,199
Increase in asset valuation reserve                                  --          --     (28,027,623)
Increase in nonadmitted assets                                       --          --     (30,870,956)
Cumulative effect of change in accounting principles                 --          --      23,270,154
Change in net deferred income taxes                                  --          --       2,389,729
Cash dividends to stockholders                                       --          --        (136,600)
                                                             --------------------------------------
Balance, December 31, 2001                                   $1,500,000    $400,000    $725,342,088
                                                             ======================================



SEE ACCOMPANYING NOTES TO STATUTORY FINANCIAL STATEMENTS.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                       STATUTORY STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999



                                                                2001              2000              1999
                                                           ---------------------------------------------------
CASH FROM OPERATIONS:
  Premiums, annuity considerations, and other fund
    deposits                                               $   648,914,088   $   542,744,709   $   534,502,883
  Other premiums, considerations and deposits collected          7,176,712        34,525,645        35,628,154
  Reinsurance reserve adjustments received on reinsurance
    ceded                                                       14,024,229        19,436,401         9,188,030
  Investment income received                                   398,964,780       383,378,952       351,247,945
  Other income received                                            565,235           397,942           411,105
                                                           ---------------------------------------------------
                                                             1,069,645,044       980,483,649       930,978,117
                                                           ---------------------------------------------------
  Life and accident and health claims paid                    (111,142,819)     (101,267,451)      (94,714,531)
  Surrender benefits paid                                     (241,529,843)     (333,569,619)     (262,452,856)
  Annuity and other benefits paid to policyholders             (63,614,916)      (98,343,534)      (75,883,974)
                                                           ---------------------------------------------------
                                                              (416,287,578)     (533,180,604)     (433,051,361)
                                                           ---------------------------------------------------
  Commissions, taxes and other expenses paid                  (172,333,967)     (161,502,450)     (145,175,086)
  Dividends paid to policyholders                              (33,678,884)      (53,343,537)      (51,606,536)
  Federal income taxes paid                                    (56,927,381)      (44,876,686)      (44,214,002)
                                                           ---------------------------------------------------
                                                              (262,940,232)     (259,722,673)     (240,995,624)
                                                           ---------------------------------------------------
        Net cash from operations                               390,417,234       187,580,372       256,931,132
                                                           ---------------------------------------------------
CASH FROM INVESTMENTS:
  Proceeds from investments sold, matured or repaid:
    Bonds                                                    1,023,661,472       826,715,432     1,243,564,059
    Common and preferred stocks                                115,255,567       247,172,307       180,626,487
    Mortgage loans                                              70,724,518        49,103,659        82,402,398
    Real estate                                                  3,820,071        27,371,236         1,850,000
    Other invested assets                                       48,748,622        36,177,646        30,091,764
    Federal income taxes on net capital gains                   13,703,481       (24,400,801)      (10,258,983)
                                                           ---------------------------------------------------
        Total investment proceeds                            1,275,913,731     1,162,139,479     1,528,275,725
                                                           ---------------------------------------------------
  Cost of investments acquired:
    Bonds                                                   (1,333,208,092)     (983,542,252)   (1,416,661,383)
    Common and preferred stocks                               (152,451,262)     (172,784,845)     (144,647,276)
    Mortgage loans                                            (133,241,010)     (113,206,094)     (158,628,935)
    Real estate                                                 (1,841,455)       (4,815,944)       (2,282,399)
    Other invested assets                                      (71,148,367)      (97,818,511)      (83,016,637)
                                                           ---------------------------------------------------
        Total investments acquired                          (1,691,890,186)   (1,372,167,646)   (1,805,236,630)
                                                           ---------------------------------------------------
  Net increase in policy loans                                  (7,169,316)       (7,466,474)         (915,126)
                                                           ---------------------------------------------------
        Net cash from investments                             (423,145,771)     (217,494,641)     (277,876,031)
                                                           ---------------------------------------------------
CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
  Advances on notes payable                                     21,767,719         6,953,800        30,407,143
  Payments on notes payable                                    (17,329,937)       (1,148,000)       (2,092,128)
  Other cash provided                                           17,793,910        29,352,278        18,948,899
  Dividends paid to stockholders                                  (136,600)         (141,500)         (145,950)
  Other cash applied                                            (8,486,579)      (26,867,203)      (14,521,419)
                                                           ---------------------------------------------------
        Net cash from financing and miscellaneous sources       13,608,513         8,149,375        32,596,545
                                                           ---------------------------------------------------
Net increase (decrease) in cash and short-term
  investments                                                  (19,120,024)      (21,764,894)       11,651,646
CASH AND SHORT-TERM INVESTMENTS:
  Beginning of year                                            117,140,900       138,905,794       127,254,148
                                                           ---------------------------------------------------
  End of year                                              $    98,020,876   $   117,140,900   $   138,905,794
                                                           ===================================================



SEE ACCOMPANYING NOTES TO STATUTORY FINANCIAL STATEMENTS.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY



                    NOTES TO STATUTORY FINANCIAL STATEMENTS



                        DECEMBER 31, 2001, 2000 AND 1999



(1) CORPORATE STRUCTURE, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



(A) CORPORATE STRUCTURE



Southern Farm Bureau Life Insurance Company (the Company) operates under the control of the Farm Bureaus in the states of Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Texas, and Virginia. Because the Company operates solely within 10 Southeastern states, the Company is subject to regulatory and market risks within that geographic area.



The following are the Company's direct subsidiaries:



                                                               PERCENTAGE OWNED AS
                                                              OF DECEMBER 31, 2001
                                                              ---------------------
Southern Capital Life Insurance Company (Southern Capital)           100%
Southern Farm Bureau Fund Distributor, Inc.                          100%



(B) NATURE OF BUSINESS



The Company is primarily engaged in the business of providing a portfolio of the usual forms of ordinary life insurance on a participating basis, term, universal, and group life insurance, annuities, and accident and health coverages.



(C) BASIS OF PRESENTATION



The accompanying statutory financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the National Association of Insurance Commissioners (NAIC) and the State of Mississippi Department of Insurance, which is a comprehensive basis of accounting other than generally accepted accounting principles (GAAP). Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no other significant permitted accounting practices which vary from prescribed accounting practices or generally accepted accounting principles, except as disclosed in note 1(q).



Effective January 1, 2001, the NAIC and the State of Mississippi required that insurance companies domiciled in the State of Mississippi prepare their statutory basis financial statements in accordance with the January 1, 2001 NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of Mississippi insurance commissioner.



Accounting changes adopted to conform to the provisions of the January 1, 2001 NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased unassigned surplus by $23,270,154, the major component of which was $22,410,619 related to deferred tax assets.



(D) DIFFERENCES BETWEEN STATUTORY ACCOUNTING PRINCIPLES AND ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA



Statements of Statutory accounting principles (SSAP) differ from accounting principles generally accepted in the United States of America (GAAP) in several respects, which cause differences in reported assets,

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(1) CORPORATE STRUCTURE, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

liabilities, stockholders' equity (statutory capital and surplus), net income and cash flows. The principal SSAP which differ from GAAP include:



- Investments in wholly-owned subsidiaries are accounted for using the modified equity method (equity in earnings or losses computed on a statutory basis is included in unassigned surplus rather than earnings) and are treated as unconsolidated investments rather than being consolidated in accordance with Statement of Financial Accounting Standards No. 94, CONSOLIDATION OF ALL MAJORITY-OWNED SUBSIDIARIES.



- Eligible bonds are carried at amortized cost and eligible preferred stocks are carried at cost. Other bonds and preferred stocks are carried in accordance with valuations established by the National Association of Insurance Commissioners, generally at fair value.



- Certain assets, designated as non-admitted assets, have been deducted from unassigned surplus.



- Intangible assets (e.g., present value of future profits and goodwill) and other adjustments, resulting from the Company's and its subsidiaries' acquisitions, are not recorded; under GAAP, these assets are recorded and amortized over their expected life.



- Aggregate reserves for life, annuities and accident and health are based on statutory mortality and interest requirements without consideration for anticipated withdrawals. Morbidity assumptions are based on the Company's experience. Under GAAP, the reserves are based on either (i) the present value of future benefits less the present value of future net premiums based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired or (ii) the account value for certain contracts without significant life contingencies.



- The interest maintenance reserve (IMR) represents the deferral of interest-related realized gains and losses, net of tax, on primarily fixed maturity investments which are amortized into income over the remaining life of the investment sold. No such reserve is required under GAAP.



- Prior to January 1, 2001, federal income taxes were provided only for the Company's estimated current liability; deferred income taxes were not recognized. Beginning January 1, 2001, deferred income taxes are recognized for both SSAP and GAAP, however, the amount permitted to be recognized is generally more restrictive under SSAP.



- The asset valuation reserve (AVR) represents a contingency reserve for credit-related risk on most invested assets of the Company, and is charged to statutory surplus. No such reserve is required under GAAP.



- Policy acquisition costs are expensed as incurred, while under GAAP these costs are deferred and recognized over either (1) the expected premium paying period or (2) the estimated life of the contract.



- Reserves are reported net of ceded reinsurance; under GAAP, reserves relating to business in which the ceding company is not legally relieved of its liability are reported gross with an off-setting reinsurance receivable.



- A provision is established for unsecured reinsurance recoverable balances from unauthorized reinsurers. The change in this provision is credited or charged to unassigned surplus. Under GAAP, a provision is established for uncollectible reinsurance balances with any changes to this provision reflected in earnings for the period.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(1) CORPORATE STRUCTURE, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

- The Statements of Earnings are different in certain respects, with life and annuity premiums being recognized as revenue when the policies and contracts are issued. Accident and health premiums are earned on a pro rata basis over the term of the policies. Under GAAP, premiums on life insurance policies are recognized when due; premiums on annuity contracts are not recognized as revenue but as deposits, including those held in Separate Accounts.



- Revenues for universal life policies and investment products consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue and benefits represent the excess of benefits paid over the policy account values and interest credited to the account values.



- The Statements of Cash Flows differ in certain respects from the presentation required by Statement of Financial Accounting Standards No. 95, including the presentation of the changes in cash and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities, at the time of acquisition, of one year or less. For statutory purposes, there is no reconciliation between net income and cash from operations.



- The provision for participating policyholders' dividends is determined by the Board of Directors rather than being recorded ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued.



- Pension expense and the related financial statement disclosures are not determined in accordance with Statement of Financial Accounting Standards No. 87, EMPLOYERS' ACCOUNTING FOR PENSIONS.



- Postretirement benefits expense and the related financial statement disclosures are not determined in accordance with Statement of Financial Accounting Standards No. 106, EMPLOYER'S ACCOUNTING FOR POSTRETIREMENT BENEFITS OTHER THAN PENSIONS.



- The statutory basis financial statements do not include reporting and display of comprehensive income and its components as specified under accounting principles generally accepted in the United States of America.



The aggregate effect on the accompanying statutory financial statements of the variations from accounting principles generally accepted in the United States of America has not been determined, but is presumed to be material.



The preparation of financial statements requires management to make informed judgments and estimates that affect the reported amounts of assets and liabilities (including disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



(E) RECOGNITION OF REVENUE AND RELATED EXPENSES



Life premiums are recognized as income over the premium paying period of the related policies. For accident and health contracts, premiums are earned on a pro rata basis over the applicable policy period. Premiums and fund deposits for universal life, single premium immediate annuity and single premium deferred annuity contracts are reported as revenue when collected. Benefits and other fund withdrawals are expensed as incurred. Policy acquisition and maintenance expenses are charged to operations as incurred.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(1) CORPORATE STRUCTURE, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(F) FINANCIAL INSTRUMENTS



Investments in bonds are generally stated at amortized cost except for bonds where the NAIC rating has fallen to 6 and the NAIC fair value has fallen below amortized cost, in which case they are carried at NAIC fair value. Interest revenue is recognized when earned. Beginning January 1, 2001, when management believes it is no longer probable that the Company will collect all amounts due according to the contractual terms of the bond, the bond is written down from its cost basis to its fair value and a loss is recognized in the Statements of Operations. Subsequent recoveries in fair value are not recognized until the bond is sold. As of December 31, 2001, there were $5,726,284 of non-admitted amounts related to bond holdings.



Amortization of mortgage and asset-backed bonds is based on anticipated prepayments at the date of purchase, with significant changes in estimated cash flows from original purchase assumptions recognized using the retrospective method. Prepayment assumptions for mortgage-and asset-backed bonds are obtained from broker-dealer surveys or internal estimates. Amortization is accounted for using a method that approximates the interest method.



Common stock of unaffiliated companies is carried at fair value. Investments in common stocks of wholly owned subsidiaries, (see Note 1(a)), are valued at the statutory equity of the subsidiaries as described in the Purposes and Procedures Manual of the Securities Valuation Office of the NAIC. Dividends from subsidiaries are recorded as income when paid. No dividends were received from the Company's subsidiaries during 2001 or 2000.



Preferred stocks are carried at cost, except where the NAIC rating is 4 or below and the NAIC fair value has fallen below amortized cost, in which case it is carried at NAIC fair value. There was $3,124,239 of non-admitted amounts relating to preferred stocks as of December 31, 2001.



Short-term investments are stated at cost, which approximates fair value. Real estate is stated at depreciated cost. Mortgage loans and policy loans are stated at their unpaid principal balance, less an allowance for loan losses, if any. At December 31, 2001 and 2000 and for years then ended, the Company had no impaired loans. Limited partnerships interests are accounted for using a method approximating the equity method. Refer to note 1(q) for further discussion.



Realized investment gains and losses, determined on a specific identification basis, are reduced by amounts transferred to IMR and are reflected as an element of net income, net of related tax. For bonds and preferred stock carried at NAIC fair value, the difference between amortized cost and fair value is treated as a non-admitted asset. Changes in fair values of common stock and changes in statutory equity of unconsolidated subsidiaries are reflected as unrealized gains and losses on investments in unassigned surplus.



(G) NON-ADMITTED ASSETS



Certain assets, principally furniture, equipment, agents' debit balances, IMR debit balances, certain amounts related to investments in or near default, prepaid expenses, and certain deferred income tax assets have been designated as non-admitted assets and excluded from assets by a charge to statutory surplus. Changes in these assets are presented as changes in unassigned surplus.



(H) AGGREGATE RESERVES



Policy reserves on annuity and supplementary contracts are calculated using the Commissioners' Annuity Reserve Valuation Method. The valuation interest assumptions follow the Standard Valuation Law and vary by the contracts' characteristics and their issue year.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(1) CORPORATE STRUCTURE, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Policy reserves on universal life and single premium whole life contracts are based on statutory mortality and valuation interest rates using the Commissioner's Reserve Valuation Method. The valuation interest and mortality assumptions follow the Standard Valuation Law and vary by the contracts' characteristics and their issue year. Liabilities for life policy reserves and interest-sensitive insurance contracts are based on statutory mortality and interest requirements without consideration of withdrawals. The NAIC has adopted Regulation XXX which went into effect as of January 1, 2000. Its implementation is dependent on when the state of domicile adopts the regulation. Mississippi, the Company's state of domicile, adopted the regulation effective January 1, 2001.



Accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using specified statutory interest rates, mortality or morbidity assumptions and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum of guaranteed policy cash values or the amounts required by law.



Reserve estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.



(I) POLICY AND CONTRACT CLAIMS AND CLAIMS ADJUSTMENT EXPENSES



The liability for claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The liability includes a provision for (a) claims that have been reported to the insurer,
(b) claims related to insured events that have occurred but that have not been reported to the insured and (c) claims adjustment expenses.



(J) INTEREST MAINTENANCE RESERVE



The interest maintenance reserve (IMR) represents the deferral of interest-related realized capital gains and losses, net of tax, on primarily fixed maturity investments. These gains and losses are amortized into income on a level yield method over the estimated remaining life of the investment sold or called.



(K) ASSET VALUATION RESERVE



The asset valuation reserve (AVR) is a contingency reserve for credit-related losses on most investments and is recorded as a liability through a charge to statutory surplus. The reserve is calculated based on credit quality using factors provided by the NAIC.



(L) FEDERAL INCOME TAXES



The Company files a consolidated federal income tax return that includes the operating results of the Company and its wholly-owned subsidiaries. Income taxes are allocated to the subsidiaries as if they filed separate federal income tax returns.



Federal income tax expense on income before realized capital gains varies from amounts computed by applying the current federal corporate income tax rate to income before federal income taxes. This is principally due to the effect of differences in calculations of aggregate reserves, amortization of intangibles, deferral of market discount on bonds, deferral of policy acquisition costs, and deduction for dividends received.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(1) CORPORATE STRUCTURE, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(M) REINSURANCE



Reinsurance premiums, commissions, expense reimbursement, claims and claims adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies.



(N) GUARANTY FUND ASSESSMENTS



Prior to January 1, 2001, state guaranty fund assessments were capitalized when paid and amortized in accordance with state premium tax offset provisions. Beginning January 1, 2001, a liability for such assessments is recognized when
(a) an assessment has been asserted or information available prior to issuance of the financial statements indicates it is probable that an assessment will be asserted, (b) the underlying cause of the asserted or probable assessment has occurred on or before the date of the financial statements, and (c) the amount of the loss can be reasonably estimated. In addition, the Company may recognize an asset for an amount when it is probable that a paid or accrued assessment will result in an amount that is recoverable from premium tax offsets or policy surcharges from in-force policies.



(O) ELECTRONIC DATA PROCESSING (EDP) EQUIPMENT AND SOFTWARE



EDP equipment and operating software are admitted assets to the extent they conform to the requirement of SSAP No. 16, EDP EQUIPMENT AND SOFTWARE. Depreciation expense related to these assets was $785,884 in 2001, $870,690 in 2000 and $804,829 in 1999.



Accumulated depreciation related to these assets totaled $3,585,578 and $7,769,098 for December 31, 2001 and 2000, respectively. An accelerated depreciation method (MACRS) is the method used by the Company to compute depreciation.



(P) DERIVATIVES



The Company writes covered call options as a means of generating additional income. Option contracts allow the holder of the option to buy or sell a specific financial instrument at a specified price during a specified time period. The amount received for the call option is recognized as a liability until the option expires. Gains and losses realized on the settlement or expiration of these options are recognized as income based on the difference between the consideration received by the Company and the consideration paid, if any, on termination of the option contract. For the years ended December 31, 2001, 2000, and 1999, the net gain (loss) recognized on the termination of covered call options in the accompanying statutory statements of earnings was ($35,470), $1,192,447, and ($2,598,884), respectively.

(Q) PERMITTED PRACTICE

The accompanying financial statements of Southern Farm Bureau Life Insurance Company have been prepared in conformity with the NAIC Accounting Practices and Procedures manual except to the extent that state law differs or to the extent that permitted practices were obtained by the Company. Two permitted accounting practices that depart from the NAIC Accounting Practices and Procedures manual were obtained from the Mississippi Department of Insurance. Details of these two practices are described below.

The Company, with explicit permission of the Commissioner of Insurance of the state of Mississippi, records the value of certain restricted common stock at cost instead of fair value required by the NAIC. If the common stock were carried at fair value, surplus would be increased by $67,431,789 and $130,759,638 as of December 31, 2001 and 2000, respectively. Net income would not be affected by this permitted

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(1) CORPORATE STRUCTURE, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

practice. A reconciliation of the Company's admitted assets and capital and surplus between NAIC SAP (Codification) and practices permitted by the State of Mississippi Insurance Department is as follows:



                                                                   2001             2000
                                                              -------------------------------
Admitted assets, NAIC SAP                                     $6,780,218,738   $6,398,335,435
Admitted assets as filed                                       6,712,786,949    6,267,575,797
                                                              -------------------------------
DIFFERENCE IN ASSETS DUE TO PERMITTED PRACTICE                $   67,431,789   $  130,759,638
                                                              ===============================



                                                                   2001             2000
                                                              -------------------------------
Statutory surplus, NAIC SAP                                   $  793,173,877   $  789,736,523
Statutory surplus as filed                                       725,742,088      658,976,885
                                                              -------------------------------
DIFFERENCE IN SURPLUS DUE TO PERMITTED PRACTICE               $   67,431,789   $  130,759,638
                                                              ===============================



Partnership interests are not valued in strict accordance with the NAIC Accounting Practices and Procedures manual. Generally, such investments are to be recorded using either a (a) "market valuation approach" or, depending on the nature of the Entity, (b) "based on the underlying statutory equity of the respective entity's financial statements" or "based on the audited GAAP equity of the investee". The Company was invested in several limited partnerships at December 31, 2001, for which the required financial statements, being the unaudited GAAP financial statements or audited tax basis financial statements, could not be provided. Therefore, the Company obtained a permitted accounting practice from the Mississippi Department of Insurance that allows valuation of all subsidiary, controlled, and affiliated entities, and joint ventures, partnerships, and limited liability companies at the original cost of the investments, increased by further capital contributions and/or investments gains and decreased by returns of capital and/or investments losses. This method typically agrees with the limited partnership K-1s. Due to the unavailability of the required financial statements, management is unable to determine the monetary impact on net income and statutory surplus that results from the use of this accounting practice. However, it is management's belief that any differences would be immaterial.



(R) ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE
  ACCOUNTS



Separate account assets and liabilities reported in the accompanying statutory statements of admitted assets, liabilities and stockholders' equity represent funds that are separately administered for variable annuity contracts and for which the contractholder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in annuity premiums and other funds deposits.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(2) FINANCIAL INSTRUMENTS



(A) BONDS AND PREFERRED AND COMMON STOCKS



At December 31, the amortized cost, gross unrealized gains and losses, and NAIC fair values of the Company's bonds and preferred and common stocks, excluding stocks of affiliates, were as follows:



                                          COST OR          GROSS           GROSS
                                         AMORTIZED       UNREALIZED     UNREALIZED       ESTIMATED
                                            COST           GAINS          LOSSES         FAIR VALUE
                                       --------------------------------------------------------------
DECEMBER 31, 2001
Bonds:
  U. S. Treasury securities and
    obligations of U. S. Government
    corporations and agencies          $  463,290,466   $ 19,529,253   $    (819,170)  $  482,000,549
  Mortgage-backed securities            1,193,802,455     39,867,910     (12,128,242)   1,221,542,123
  Corporate and other securities        2,628,241,761     87,571,691     (62,557,667)   2,653,255,785
                                       --------------------------------------------------------------
                                       $4,285,334,682   $146,968,854   $ (75,505,079)  $4,356,798,457
                                       ==============================================================
Preferred stocks                       $   59,089,277   $  4,908,575   $  (2,461,473)  $   61,536,379
Common stocks (see note 1)                270,832,957    171,945,360     (44,855,092)     397,923,225
                                       --------------------------------------------------------------
                                       $  329,922,234   $176,853,935   $ (47,316,565)  $  459,459,604
                                       ==============================================================
DECEMBER 31, 2000
Bonds:
  U. S. Treasury securities and
    obligations of U. S. Government
    corporations and agencies          $  489,060,477   $ 17,736,998   $  (2,417,214)  $  504,380,261
  Mortgage-backed securities            1,335,455,982     26,103,348     (10,913,953)   1,350,645,377
  Corporate and other securities        2,219,025,527     59,995,527    (120,149,819)   2,158,871,235
                                       --------------------------------------------------------------
                                       $4,043,541,986   $103,835,873   $(133,480,986)  $4,013,896,873
                                       ==============================================================
Preferred stocks                       $   52,413,863   $ 10,189,130   $  (3,909,618)  $   58,693,375
Common stocks (see note 1)                227,045,952    196,673,518     (55,873,617)     367,845,853
                                       --------------------------------------------------------------
                                       $  279,459,815   $206,862,648   $ (59,783,235)  $  426,539,228
                                       ==============================================================

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(2) FINANCIAL INSTRUMENTS (CONTINUED)

The scheduled maturity distribution of the bond portfolio at December 31, 2001 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.



                                                    AMORTIZED        ESTIMATED
                                                       COST          FAIR VALUE
                                                  -------------------------------
Due in one year or less                           $  204,748,639   $  209,713,499
Due after one year through five years                760,654,209      778,552,630
Due after five years through ten years             1,120,564,390    1,130,797,304
Due after ten years                                1,005,564,989    1,016,192,905
                                                  -------------------------------
                                                   3,091,532,227    3,135,256,338
Mortgage-backed securities                         1,193,802,455    1,221,542,119
                                                  -------------------------------
                                                  $4,285,334,682   $4,356,798,457
                                                  ===============================



As required by law, the Company has investments on deposit with governmental authorities and banks for the protection of policyholders with a statement value of $5,901,672 and $5,635,714 at December 31, 2001 and 2000, respectively.



The credit quality of the bond portfolio at December 31, 2001 and 2000 follows. The quality ratings represent NAIC designations.



                                                 2001                            2000
                                       -------------------------       -------------------------
                                         AMORTIZED                       AMORTIZED
                                            COST        PERCENT             COST        PERCENT
                                       ---------------------------------------------------------
Class 1--highest quality               $2,670,263,389      62.3%       $2,736,217,372      67.7%
Class 2--high quality                   1,311,665,707      30.6           989,759,309      24.5
Class 3--medium quality                   134,184,672       3.1           102,719,576       2.5
Class 4--low quality                      119,797,423       2.8           147,823,792       3.7
Class 5--lower quality                     37,530,242       0.9            65,011,916       1.6
Class 6--in or near default                11,893,249       0.3             2,010,021       0.0
                                       ---------------------------------------------------------
                                       $4,285,334,682     100.0%        4,043,541,986     100.0%
                                       =========================================================



Bonds with ratings ranging from AAA/Aaa to BBB-/Baa3, as assigned by a rating service such as Standard and Poor's Corporation or Moody's Investment Services, are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the United States government or an agency thereof) are not rated, but are considered to be investment grade securities. The NAIC regards agencies and treasuries and A ratings as Class 1 (highest quality), BBB/Baa ratings as Class 2 (high quality), BB/Ba ratings as Class 3 (medium quality), B ratings as Class 4 (low quality), all C ratings as Class 5 (lower quality) and D ratings as Class 6 (in or near default).



Bonds with a statement value of $17,124,680 and $4,257,506 were in default at December 31, 2001 and 2000, respectively. During 2001, the Company implemented a standard impairment policy for its bond portfolio. Surplus at January 1, 2001 was not adjusted for any impacts of this new policy, as it was applied prospectively. The Company's policy is to identify and review any potentially impaired bonds, using the expertise of the Securities Management department and external information provided by the Company's portfolio managers. The Company makes the determination as to whether the security is impaired, whether the impairment is temporary or other-than-temporary, and determines a fair value based on

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(2) FINANCIAL INSTRUMENTS (CONTINUED)

relevant facts and circumstances. The total impairment loss recognized in 2001 was $40,434,320 for bonds, $2,528,323 for preferred stocks and $471,000 for common stocks.



(B) COMMON STOCKS OF AFFILIATES



The Company's wholly-owned subsidiaries are accounted for using the modified equity method rather than being consolidated in accordance with Statement of Financial Accounting Standards No. 94, CONSOLIDATION OF ALL MAJORITY-OWNED SUBSIDIARIES. A summary of the principal unconsolidated subsidiary's financial position and operating results, prepared on a statutory basis, follows:



      SOUTHERN CAPITAL LIFE INSURANCE COMPANY--UNAUDITED IN 2001 AND 2000



                                                            2001         2000
                                                         -----------------------
TOTAL ADMITTED ASSETS                                    $5,403,008   $5,232,409
                                                         =======================
TOTAL LIABILITIES                                        $  130,671   $  145,436
                                                         =======================
CAPITAL STOCK AND SURPLUS                                $5,272,337   $5,086,973
                                                         =======================
NET EARNINGS                                             $  185,364   $  259,215
                                                         =======================



(C) MORTGAGE LOANS



At December 31, 2001 and 2000, the Company's mortgage loan portfolio consisted of $1,023,161,727 and $960,612,814 of first lien commercial mortgage loans, respectively. The loans, which were originated by the Company through a network of mortgage bankers, were made only on developed and leased properties and have a maximum loan-to-value ratio of 75% at the date of origination. The Company generally does not engage in construction lending or land loans. The minimum and maximum interest rates of mortgage loans originated during 2001 were 6.30% and 8.25%, respectively. The portfolio consisted of loans with an average loan balance of $2,495,951 at December 31, 2001. All of the Company's mortgages were in good standing with no principal or interest payments delinquent more than 180 days as of December 31, 2001.



(D) NET INVESTMENT INCOME



For the years ended December 31, 2001, 2000 and 1999 the sources of investment income of the Company were as follows:



                                                            2001           2000           1999
                                                        ------------------------------------------
Bonds                                                   $299,377,582   $280,934,468   $254,158,886
Preferred and common stocks                                6,851,257      8,687,590      7,668,594
Mortgage loans                                            77,515,525     70,625,863     65,172,588
Policy loans                                              22,159,828     21,364,445     21,092,869
Short-term investments                                     4,809,401      5,692,304      5,892,729
Other                                                     20,932,897     25,544,324     45,716,630
                                                        ------------------------------------------
GROSS INVESTMENT INCOME                                  431,646,490    412,848,994    399,702,296
Investment expenses                                      (18,913,443)   (20,911,227)   (32,020,884)
                                                        ------------------------------------------
Net investment income                                   $412,733,047   $391,937,767   $367,681,412
                                                        ==========================================

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(2) FINANCIAL INSTRUMENTS (CONTINUED)

For the years ended December 31, 2001, 2000 and 1999, proceeds and gross realized capital gains and losses resulting from sales or other redemptions of investment securities were as follows:



                                                           2001            2000           1999
                                                       -------------------------------------------
Proceeds from sales or other redemptions               $ 466,585,450   $650,384,936   $496,197,526
                                                       ===========================================
GROSS REALIZED CAPITAL:
  Gains                                                $  50,971,567   $145,070,462   $ 99,020,958
  Losses                                                (122,313,580)   (77,535,124)   (35,253,873)
                                                       -------------------------------------------
    Sub-total                                            (71,342,013)    67,535,338     63,767,085
Federal income taxes                                       7,432,698    (25,054,096)   (24,400,801)
Transfer to interest maintenance reserve                  17,719,040    (11,860,793)    (5,475,929)
                                                       -------------------------------------------
NET REALIZED CAPITAL GAINS (LOSSES)                    $ (46,190,275)  $ 30,620,449   $ 33,890,355
                                                       ===========================================



(3) AGGREGATE RESERVES

Liabilities for the life insurance products principally use the 1958 CSO table assuming interest rates ranging from 2 1/2% to 4 1/2% and the 1980 CSO tables assuming interest rates ranging from 4% to 5%. Liabilities for most annuities use the 1971 IAM tables with interest rates ranging from 4 1/2% to 7 1/2%.



As of December 31, 2001 and 2000, the following table summarizes the aggregate reserves for the Company:



LINE OF BUSINESS                                                   2001             2000
----------------                                              -------------------------------
Individual life:
  Traditional                                                 $1,474,844,946   $1,377,763,158
  Universal                                                    1,047,304,484    1,012,927,636
                                                              -------------------------------
TOTAL INDIVIDUAL LIFE                                          2,522,149,430    2,390,690,794
Group life                                                         4,071,687        4,104,779
                                                              -------------------------------
TOTAL LIFE                                                     2,526,221,117    2,394,795,573
Annuities:
  Individual:
    Immediate                                                     79,392,843       79,107,882
    Deferred                                                   2,204,992,892    2,037,427,845
                                                              -------------------------------
TOTAL INDIVIDUAL ANNUITIES                                     2,284,385,735    2,116,535,727
  Group annuities:
    Guaranteed interest contracts                                 25,196,524       29,817,850
                                                              -------------------------------
TOTAL ANNUITIES                                                2,309,582,259    2,146,353,577
Individual supplementary contracts with life contingencies       102,202,028      100,359,773
Other                                                             42,365,668       43,133,662
Accident and health:
  Active life--Individual                                         17,809,688       14,830,664
  Active life--Group                                                 552,297          495,830
  Claim reserve--Individual                                        6,959,839        6,238,863
  Claim reserve--Group                                             2,479,140        2,326,689
                                                              -------------------------------
TOTAL ACCIDENT AND HEALTH AGGREGATE RESERVES                      27,800,964       23,892,046
Supplementary contracts without life contingencies                24,213,867       15,933,453
                                                              -------------------------------
    TOTAL AGGREGATE RESERVES                                  $5,032,385,903   $4,724,468,084
                                                              ===============================

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(4) POLICY AND CONTRACT CLAIMS AND LIABILITIES

Activity in the liability for unpaid accident and health claims and claims adjustment expenses is summarized in the following table. The liability for unpaid accident and health claims and claims adjustment expenses includes policy and contract claims in process and the corresponding claims reserve. These amounts are included as a component of the aggregate reserve for accident and health contracts and liability for policy and contract claims presented in the accompanying statutory statements of admitted assets, liabilities and stockholders' equity.



                                                       2001          2000
                                                    -------------------------
Balance January 1                                   $17,233,810   $16,304,881
  Less reinsurance recoverables                       7,188,914     6,584,747
                                                    -------------------------
Net balance January 1                                10,044,896     9,720,134
                                                    -------------------------
Incurred related to:
  Current year                                        6,650,321     6,726,230
  Prior year                                            461,983       266,741
                                                    -------------------------
    Total incurred                                    7,112,304     6,992,971
                                                    -------------------------
Paid related to:
  Current year                                        3,018,993     3,564,730
  Prior year                                          3,162,737     3,103,479
                                                    -------------------------
    Total paid                                        6,181,730     6,668,209
                                                    -------------------------
Net balance December 31                              10,975,470    10,044,896
  Plus reinsurance recoverables                       8,183,675     7,188,914
                                                    -------------------------
Balance December 31                                 $19,159,145   $17,233,810
                                                    =========================



(5) TRANSACTIONS WITH AFFILIATES

Through common ownership and directorship, the Company has certain transactions with associated companies. For the most part, these transactions represent agency-related costs of operations. Service agreements with the State and County Farm Bureau organizations in the various states provide for reimbursement (based on a percentage of income) to these organizations of the cost of office space and clerical assistance. During the years ended December 31, 2001, 2000, and 1999, such fees aggregated $13,665,832, $12,436,666, and $12,120,943, respectively. Management believes that such agreements are beneficial to the Company in providing operating efficiency and prompt service to policyholders.



Additionally, the Company allocates certain expenses to its subsidiaries, principally Southern Capital. The reimbursements from Southern Capital are principally based on actual commissions, service fees and premium taxes incurred plus a management fee. Such allocated expenses aggregated approximately $25,000 in 2001, $25,000 in 2000, and $1,994,000 in 1999. As discussed in note 1(1), federal income taxes are allocated to the Company's subsidiaries as if they filed a separate return. At December 31, 2001 and 2000, amounts due from (to) subsidiaries and other affiliates consisted of the following:



                                                          2001         2000
                                                       ----------------------
Southern Capital Life Insurance Company                $    69,800   $144,088
Southern Farm Bureau Fund Distributor, Inc.                (23,094)    15,857
State and County Farm Bureaus                           (3,300,458)   588,047
                                                       ----------------------
                                                       $(3,253,752)  $747,992
                                                       ======================

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(6) RETIREMENT PLANS

The Company has a noncontributory defined benefit pension plan, a contributory defined contribution plan and a postretirement benefit plan. All plans cover substantially all employees, subject to certain eligibility requirements such as age and length of service.



As of December 31, 2001, the Company accrued pension benefit costs in accordance with actuarially determined amounts including amortization of the statutory transition obligation arising from the adoption of SSAP 8 as of January 1, 2001. The Company has also accrued postretirement benefits other than pensions in accordance with actuarially determined amounts including the immediate recognition of the statutory transaction obligation arising from the adoption of SSAP 14 as of January 1, 2001.



PENSION PLAN



The Company presently maintains a noncontributory defined benefit pension plan covering all employees who have met the eligibility requirements. Benefits are based on a participant's years of service and average monthly salary. The Company has agreed to make contributions to provide assets with which to pay retirement benefits.



The actuarial present value of accumulated plan benefits and components of pension costs, as determined by consulting actuaries (computed using the assumptions below) and the net assets available for benefits as of December 31, 2001 follows:



                                                                 YEAR ENDED
                                                              DECEMBER 31, 2001
                                                              -----------------
Components of pension cost:
  Service cost                                                   $ 2,143,474
  Interest cost                                                    2,489,132
  Expected return on plan assets                                  (2,383,591)
  Amortization of transition obligation liability                    217,153
                                                                 -----------
    Net periodic benefit cost                                    $ 2,466,168
                                                                 ===========
Change in plan assets
  Fair value of assets at January 1                              $28,313,022
  Actual return on plan assets                                     2,240,095
  Employer contribution                                            3,281,546
  Benefits paid                                                     (414,635)
                                                                 -----------
    Fair value of plan assets at December 31                     $33,420,028
                                                                 ===========
Change in projected benefit obligation
  Benefit obligation at January 1                                $32,656,082
  Service cost                                                     2,143,474
  Interest cost                                                    2,489,132
  Actuarial loss                                                   3,808,365
  Benefits paid                                                     (414,635)
                                                                 -----------
    Benefit obligation at December 31                            $40,682,418
                                                                 ===========
Fund status
  Funded status                                                  $(7,262,390)
  Unrecognized transition liability                                4,125,907
  Unrecognized actuarial loss                                      3,951,861
                                                                 -----------
    Prepaid benefit cost                                         $   815,378
                                                                 ===========

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(6) RETIREMENT PLANS (CONTINUED)

The projected benefit obligation for nonvested employees at December 31, 2001 was $139,161.



The project unit credit cost method is the actuarial method used in the funding plan. Significant actuarial assumptions for 2001 were:



Weighted average assumptions as of December 31:
  Discount rate                                                     7.25%
  Expected return on plan assets                                    8.5%
  Rate of compensation increase                                     5.5%
  Mortality table                                                 1983 GAM
  Post retirement lump/sum annuity purchase assumptions       6.0% and 1983 GAM



The cost of the pension plan to the Company was approximately $3,106,063 in 2000 and $2,995,983 in 1999. A summary of accumulated plan benefits and plan net assets as of June 30, 2000 (the most recent valuation date prior to December 31, 2000) for the pension plan follows:



Actuarial present value of accumulated plan benefits:
  Vested                                                      $19,959,500
  Nonvested                                                     3,139,334
                                                              -----------
                                                              $23,098,834
                                                              -----------
Net assets available for benefits                             $24,298,884
                                                              ===========
Assumed rate of return                                              6.29%
                                                              ===========



DEFINED CONTRIBUTION PLAN



Participants may contribute up to thirteen percent of their compensation to this plan each year, subject to regulatory limitations. The Company matches participant contributions that qualify for income tax deferral, limited to four percent in 2001 and 2000 and three percent in 1999 of each participant's compensation. All contributions made by a participant are vested. The cost of the plan to the Company was $676,101, $669,135, and $509,575 in 2001, 2000, and
1999, respectively.



POSTRETIREMENT BENEFIT PLAN



The actuarial and recorded liability for the Company's postretirement benefit plan, none of which have been funded, are as follows at December 31, 2001 and 2000:



                                                            2001         2000
                                                         -----------------------
Accumulated postretirement benefit obligation:
  Retired participants                                   $3,042,316   $2,493,083
  Other fully eligible participants                       1,864,645    1,501,565
                                                         -----------------------
    ACCRUED POSTRETIREMENT BENEFIT COST                  $4,906,961   $3,994,648
                                                         =======================



Postretirement benefit expense of $614,781, $495,734, and $354,272 is reflected as a component of general insurance expenses in the 2001, 2000, and 1999 statutory statements of earnings, respectively. The discount rate used in determining the accumulated postretirement benefit obligation was 7.75% in 2001 and 2000. The assumed healthcare cost trend rate used in measuring the accumulated postretirement benefit obligation was 6.5% and 6.0% for employees under 65 and for those over 65, respectively, in 2001 and 7.0% and 6.5% for employees under 65 and for those over 65, respectively, in 2000. The rate is graded down each year to an ultimate rate of 5.5% and 5.0% in 2003 for employees under 65 and for those over

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(6) RETIREMENT PLANS (CONTINUED)

65, respectively. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2001, would be increased by 10.2%.



(7) FEDERAL INCOME TAXES

The differences between income tax expense shown on the statutory statements of earnings and the amounts computed by applying the federal income tax rate of 35% in 2001, 2000, and 1999 to earnings before federal income taxes and realized investment gains follow:



                                             2001                     2000                     1999
                                    ----------------------   ----------------------   ----------------------
                                      AMOUNT      PERCENT      AMOUNT      PERCENT      AMOUNT      PERCENT
                                    ------------------------------------------------------------------------
Computed "expected" tax expense     $49,134,929     35.0%    $42,878,002     35.0%    $36,542,736     35.0%
Increases (reductions) in taxes
  resulting from:
  Difference in statutory and tax
    reserves                          7,012,775      5.0       6,361,044      5.2       4,877,840      4.7
  Increase in deferred and
    uncollected premiums, net of
    loading                          (2,419,909)    (1.7)     (1,861,666)    (1.5)     (1,645,039)    (1.6)
  Discount amortization on bonds
    not currently taxable            (2,205,000)    (1.6)     (1,679,734)    (1.4)     (1,613,306)    (1.6)
  Deferred acquisition costs, net     1,983,801      1.4       2,068,950      1.7       2,746,077      2.6
  Earnings of investments in
    partnerships                      1,993,262      1.4      (2,766,618)    (2.3)     (1,302,596)    (1.2)
  Contingent liability accruals/
    (reversals)                      (3,710,000)    (2.6)     (1,272,786)    (1.0)      5,087,786      4.9
  Low income housing tax credit      (5,381,165)    (3.8)     (3,000,000)    (2.4)     (1,157,281)    (1.1)
  Other                                (512,723)    (0.4)        169,606      0.1        (903,739)    (0.9)
                                    ------------------------------------------------------------------------
    Actual tax expense              $45,895,970     32.7%    $40,896,798     33.4%    $42,632,478     40.8%
                                    ========================================================================

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(7) FEDERAL INCOME TAXES (CONTINUED)

The main components of deferred taxes as of December 31, 2001 are as follows:



                                                                  2001
                                                              -------------
DEFERRED TAX ASSETS:
  Life reserves                                               $  91,526,407
  Deferred acquisition cost                                      46,202,852
  Policyholder dividends                                         14,197,825
  Other employee benefits                                         5,230,773
  Assets impairments                                             16,022,656
  Unrealized capital losses                                         463,938
  Other                                                           5,439,652
                                                              -------------
    Total deferred tax assets                                   179,084,103
  Nonadmitted deferred tax assets                              (146,040,900)
                                                              -------------
  Admitted deferred tax assets                                   33,043,203
                                                              -------------
DEFERRED TAX LIABILITIES:
  Investments in bonds                                           (2,205,000)
  Agent supplement                                               (5,829,255)
  Other                                                            (208,600)
                                                              -------------
    Total deferred tax liabilities                               (8,242,855)
                                                              -------------
    Net admitted deferred tax asset                           $  24,800,348
                                                              =============



(8) COMMITMENTS AND CONTINGENCIES



(A) LITIGATION



The Company and other parties are involved in various litigation in the normal course of business. It is management's opinion, after consultation with counsel and a review of the facts, that it is improbable that the ultimate liability, if any, arising from such contingencies will have any material adverse effect on the Company's financial position at December 31, 2001 or on the results of operations or cash flows for the year then ended.



Beginning in fiscal year 1999, the Company was under audit by the Mississippi State Tax Commission (MSTC) for the tax years ended 1997, 1996 and 1995. The MSTC had proposed that the Company pay additional state income taxes, including interest, of approximately $12,800,000. A final settlement was reached during 2001, and as a result, the Company reversed a $10.6 million contingency recorded in fiscal year 1999.



(B) GUARANTY ASSOCIATION ASSESSMENTS



The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business.



There are currently several insurance companies, which had substantial amounts of life and annuity business, in the process of liquidation or rehabilitation. The Company paid $168,705, $953,206, and $1,069,342 to various statutory guaranty associations during 2001, 2000, and 1999, respectively.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(8) COMMITMENTS AND CONTINGENCIES (CONTINUED)

(C) LEASES



The Company is obligated under the terms of various leases for certain equipment. Total lease rental expense, including short-term rentals, amounted to approximately $2,138,000 in 2001, $1,727,000 in 2000, and $1,911,000 in 1999. In
most cases, management expects that in the normal course of business leases will be renewed or replaced by other leases. Future minimum rental payments required under leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2001 are not significant.



(D) LOAN AND EQUITY COMMITMENTS



The Company makes commitments to extend credit and make equity investments in the normal course of business. Commitments to extend credit are agreements to lend money with fixed expiration dates or other termination clauses. Equity commitments usually take the form of investments in limited partnerships. The Company applies its normal lending standards when extending credit commitments. Since several of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. Collateral is not obtained for commitments to extend credit, but is obtained when loans are closed based on an assessment of the customers' creditworthiness. The Company's maximum exposure to credit loss is represented by the contractual amount of the commitments. Commitments to extend credit and make equity investments aggregated approximately $78,000,000 at December 31, 2001.



(9) REINSURANCE

The Company follows the usual industry practices of reinsuring (ceding) portions of its risk with other companies. Use of reinsurance does not discharge an insurer from liability on the insurance ceded. The insurer is required to pay in full the amount of its insurance obligations regardless of whether it is entitled or able to receive payment from its reinsurer. The Company monitors both the financial conditions of the reinsurers as well as risk concentrations arising from activities and economic characteristics of the reinsurers to lessen the risk of default by such reinsurers. All principal reinsurers maintain an A.M Best rating of "A" or better.



A summary of reinsurance activity follows:



                                        2001             2000             1999
                                   ------------------------------------------------
AT DECEMBER 31,
Ceded life insurance in force--
  unrelated parties                $3,506,627,368   $3,351,731,235   $3,343,987,535
                                   ================================================
Reserve credits--unrelated
  parties                          $   47,000,492   $   34,972,093   $   29,221,738
                                   ================================================
FOR THE YEAR ENDED DECEMBER 31,
Net premiums ceded--unrelated
  parties                          $   40,255,555   $   41,971,444   $   30,719,250
                                   ================================================
Claims ceded--unrelated parties    $   16,951,722   $   19,548,411   $   19,893,653
                                   ================================================
Premiums ceded to Southern
  Capital                          $           --   $           --   $    4,000,370
                                   ================================================
Claims ceded to Southern Capital   $           --   $           --   $    2,671,676
                                   ================================================



A contingent liability exists with respect to life insurance covered under reinsurance agreements in the event the reinsurance company is unable to meet its obligations due under the contracts. In opinion of management, this liability is not significant.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(10)STATUTORY CAPITAL AND SURPLUS AND DIVIDEND RESTRICTION

The NAIC utilizes Risk-Based Capital (RBC) to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset quality,
(ii) insurance risk, (iii) interest rate risk, and (iv) other business factors. The RBC formula is designed as an early warning tool for the states to identify potential under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, the Company periodically monitors the level of its RBC and it exceeds the minimum required levels as of December 31, 2001 and 2000.



State insurance departments, which regulate insurance companies, recognize only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under law, and for determining whether its financial condition warrants payment of a dividend to its shareholders.



The Company is restricted by the Mississippi State Insurance Code as to the amount of dividends that may be paid within a twelve consecutive month period without regulatory consent. That restriction is the greater of statutory net gain from operations for the previous year or 10% of the policyholder surplus (net of capital stock) at December 31 of the previous year, subject to a maximum limit equal to statutory earned surplus. Total unassigned surplus at December 31, 2001 was $725,742,088.



(11)SEPARATE ACCOUNTS

The separate accounts held by the Company related to individual annuities of a non-guaranteed return nature. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative. The separate accounts assets and liabilities represent funds that are separately administered, principally for the benefit of certain policyholders who bear the investment risk. The separate accounts assets and liabilities are carried at fair value. Revenues and expenses related to the separate accounts assets and liabilities, to the extent of benefits provided to the separate accounts policyholders, are excluded from the amounts reported in the accompanying statements of operations.



Separate account premiums and other considerations amounted to $11,867,210 in 2001 and $19,570,667 in 2000. Separate account activity was not present in 1999. Reserves for separate accounts with the assets at fair value were $25,703,835 and $17,172,397 at December 31, 2001 and 2000, respectively.



(12)FAIR VALUES OF FINANCIAL INSTRUMENTS

The fair values of financial instruments presented below are estimates of fair values at a specific point in time using available market information and valuation methodologies considered appropriate by management. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. Therefore, the fair values presented are not necessarily indicative of amounts the Company could realize or settle currently. The Company does not necessarily intend to dispose of or liquidate such instruments prior to maturity.



The carrying amounts of cash, cash equivalents, short-term investments, accounts receivable and accounts payable approximate their fair values due to the short-term nature of these financial instruments.



The carrying amounts and fair values of the Company's debt and equity securities are disclosed in note 2 of the notes to the statutory financial statements. For marketable debt and equity securities, fair values are based on quoted market prices. If a quoted market price is not available, as in the case of private placements, fair value is estimated using quoted market prices for similar securities.



The fair value for mortgage and other loans was determined on a loan by loan basis using market yields and coupon rates. Market yield for each loan was determined by adding an appropriate pricing spread to the yields on similar maturity treasury issues. The fair value for each loan was calculated as the present value of the future interest and principal payments at the market yield. The carrying value of notes

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(12)FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

payable approximates fair value because of the short-term nature of these financial instruments and the relative immateriality of the balances. The carrying amount and fair value of the Company's investments in mortgage and other loans and notes payable at December 31, 2001 and 2000 follow:



                                                    2001                            2000
                                       -------------------------------   ---------------------------
                                          CARRYING        ESTIMATED        CARRYING      ESTIMATED
                                           AMOUNT         FAIR VALUE        AMOUNT       FAIR VALUE
                                       -------------------------------------------------------------
Commercial mortgages                   $1,022,581,239   $1,083,946,000   $960,124,326   $979,884,000
Residential mortgages                         580,488          573,000        488,487        480,000
Other loans                                   387,701          388,000        415,600        416,000
                                       -------------------------------------------------------------
                                       $1,023,549,428   $1,084,907,000   $961,028,413   $980,780,000
                                       =============================================================
Notes payable                          $   38,558,597   $   38,558,597   $ 34,120,815   $ 34,120,815
                                       =============================================================



Covered call options are the primary derivative financial instrument used by the Company. The fair value of these options are obtained from market quotes. These values represent the estimated amount the Company would receive or pay to terminate the agreement. The carrying amount and fair value of these options written and outstanding at December 31, 2001 are $49,300 and $49,300, respectively ($192,444 and $471,500 at December 31, 2000).



The fair value of annuity contracts was determined to be the Company's statutory reserve as such amount most closely approximates the current value of the expected payments under such contracts. Such reserve is higher than the policy surrender values, which is considered the floor value and lower than the account value, which is considered the maximum value. The account value does not approximate the amount the Company anticipates paying under such contracts due to anticipated surrenders.



Assets held in separate accounts are reported in the accompanying statutory financial statements at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.



It is not considered practicable to determine the fair value of the Company's liability for pension plan administration funds due to the difficulty in calculating an estimated payment pattern and period. Such funds currently bear interest at a rate of approximately 7.5%. The interest rate will adjust annually based on investment portfolio returns for the related assets. Such funds have no stated maturity.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        DECEMBER 31, 2001, 2000 AND 1999



(13)NOTES PAYABLE

Notes payable at December 31, 2001 and 2000 consist of the following:



                                                                 2001          2000
                                                              -------------------------
Note payable with imputed interest at 6.59%, repaid in 2001   $        --   $ 2,384,256
Note payable with imputed interest at 7.40%, maturing
  January 1, 2002; secured by limited partnership interest
  in Boston Capital Corporate Tax Credit Fund XII, L.P.         1,782,340     2,673,510
Note payable with imputed interest at 7.38%, repaid in 2001            --     5,823,904
Note payable with imputed interest at 8.37%, maturing
  July 1, 2002; secured by limited partnership interest in
  Boston Capital Corporate Tax Credit Fund XIV, L.P.            5,464,342     5,464,342
Note payable with imputed interest at 8.68%, maturing
  May 31, 2005; secured by limited partnership interest in
  Boston Capital Corporate Tax Credit Fund XV, L.P.             6,411,521     6,524,803
Non-interest bearing note payable due on demand; secured by
  limited partnership interest in SSM Venture Partners II,
  L.P.                                                          5,750,000    11,250,000
Note payable with imputed interest at 7.02%, maturing
  January 2, 2004; secured by limited partnership interest
  in Boston Capital Corporate Tax Credit Fund, XVI, L.P.       12,075,917            --
Non-interest bearing note maturing April 1, 2004; secured by limited partnership interest in Georgia Tax Credit
  Fund II, L.P.                                                 2,074,477            --
Non-interest bearing note maturing July 1, 2002; secured by
  limited partnership interest in Paramount Properties
  American Tax Credit Corp. Fund XII, L.P.                      5,000,000            --
                                                              -------------------------
                                                              $38,558,597   $34,120,815
                                                              =========================



The aggregate maturities of notes payable for each of the years subsequent to December 31, 2001 are as follows:



YEAR ENDING
DECEMBER 31,
------------
    2002      $19,214,002
    2003          336,189
    2004       12,666,050
    2005        6,342,356
              -----------
              $38,558,597
              ===========

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                                   SCHEDULE 1

                            SELECTED FINANCIAL DATA
                 AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2001




Investment income earned:
  United States bonds                                          $   26,551,798
  Other bonds (unaffiliated)                                      272,825,784
  Preferred and common stocks                                       6,851,257
  Mortgage loans                                                   77,515,525
  Real estate                                                      14,454,601
  Premium notes, policy loans and liens                            22,159,828
  Short-term investments                                            4,809,401
  Other invested assets                                             3,258,441
  Aggregate write-ins for investment income                           441,970
                                                               --------------
    Gross investment income                                    $  428,868,605
                                                               ==============
Real estate owned--book value less encumbrances                $   74,465,743
                                                               ==============
Mortgage loans--book value:
  Farm mortgages                                               $           --
  Residential mortgages                                               580,488
  Commercial mortgages                                          1,022,581,239
                                                               --------------
    Total mortgage loans                                       $1,023,161,727
                                                               ==============
Mortgage loans by standing--book value:
  Good standing                                                $1,019,317,905
                                                               ==============
  Good standing with restructured terms                        $    3,843,822
                                                               ==============
  Interest overdue more than 90 days, not in foreclosure       $           --
                                                               ==============
  Foreclosure in process                                       $           --
                                                               ==============
Other long-term assets- statement value                        $  278,601,850
                                                               ==============
Collateral loans                                               $           --
                                                               ==============
Bonds and stocks of parents, subsidiaries and
 affiliates--book value:
  Bonds                                                        $           --
                                                               ==============
  Preferred stocks                                             $      117,400
                                                               ==============
  Common stocks                                                $   40,864,652
                                                               ==============
Bonds and short-term investments by class and maturity:
  Due within one year or less                                  $  469,308,358
  Over 1 year through 5 years                                   1,457,037,353
  Over 5 years through 10 years                                 1,425,664,517
  Over 10 years through 20 years                                  536,614,135
  Over 20 years                                                   396,801,319
                                                               --------------
                                                               $4,285,425,682
                                                               ==============

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                             SCHEDULE 1 (CONTINUED)

                            SELECTED FINANCIAL DATA
                 AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2001




Bonds by class--statement value:
  Class 1                                                      $ 2,670,263,380
  Class 2                                                        1,311,665,707
  Class 3                                                          134,275,681
  Class 4                                                          119,797,423
  Class 5                                                           37,530,242
  Class 6                                                           11,893,249
                                                               ---------------
Total by class                                                 $ 4,285,425,682
                                                               ===============
Total bonds and short-term investments publicly traded         $ 3,348,108,558
                                                               ===============
Total bonds and short-term investments privately placed        $   937,317,124
                                                               ===============
Preferred stocks--statement value                              $    59,089,277
                                                               ===============
Common stocks (unaffiliated)--fair value                       $   323,634,640
                                                               ===============
Short-term investments--book value                             $        91,000
                                                               ===============
Options, caps & floors owned-statement value                   $            --
                                                               ===============
Options, caps & floors written and in force--statement value   $        49,300
                                                               ===============
Collar, swap & forward agreements open--statement value        $            --
                                                               ===============
Futures contracts open--current value                          $            --
                                                               ===============
Cash on deposit                                                $    97,940,222
                                                               ===============
Life insurance in force:
  Industrial                                                   $            --
                                                               ===============
  Ordinary                                                     $52,087,759,000
                                                               ===============
  Credit life                                                  $            --
                                                               ===============
  Group life                                                   $ 1,484,174,000
                                                               ===============
Amount of accidental death insurance in force under ordinary
 policies                                                      $ 2,599,552,000
                                                               ===============
Life insurance policies with disability provisions in force:
  Industrial                                                   $            --
                                                               ===============
  Ordinary                                                     $11,175,807,000
                                                               ===============
  Credit life                                                  $            --
                                                               ===============
  Group life                                                   $ 1,456,790,000
                                                               ===============
Supplementary contracts in force:
  Ordinary--not involving life contingencies:
    Amount on deposit                                          $     1,622,507
                                                               ===============
    Income payable                                             $     3,234,023
                                                               ===============

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                             SCHEDULE 1 (CONTINUED)

                            SELECTED FINANCIAL DATA
                 AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2001




 Ordinary--involving life contingencies:
    Income payable                                             $   11,891,093
                                                               ==============
  Group--not involving life contingencies:
    Amount on deposit                                          $           --
                                                               ==============
    Income payable                                             $           --
                                                               ==============
  Group--involving life contengencies:
    Income payable                                             $           --
                                                               ==============
Annuities:
  Ordinary:
    Immediate--amount of income payable                        $   11,146,889
                                                               ==============
    Deferred--fully paid account balance                       $  987,974,996
                                                               ==============
    Deferred--not fully paid--account balance                  $1,246,639,939
                                                               ==============
  Group:
    Amount of income payable                                   $    2,042,062
                                                               ==============
    Fully paid account balance                                 $           --
                                                               ==============
    Not fully paid--account balance                            $   24,040,498
                                                               ==============
Accident and health insurance--premiums in force:
  Ordinary                                                     $   27,949,801
                                                               ==============
  Group                                                        $   16,204,052
                                                               ==============
  Credit                                                       $           --
                                                               ==============
Deposit funds and dividend accumulations:
  Deposit funds--account balance                               $  305,965,969
                                                               ==============
  Dividends accumulations--account balance                     $  304,259,956
                                                               ==============
Claim payments 2001:
  Group accident and health--year ended December 31, 2001:
    2001                                                       $    1,495,626
                                                               ==============
    2000                                                       $      731,742
                                                               ==============
    1999                                                       $       17,516
                                                               ==============
    1998                                                       $      117,353
                                                               ==============
  Other accident and health--year ended December 31, 2001:
    2001                                                       $    1,523,367
                                                               ==============
    2000                                                       $      937,038
                                                               ==============
    1999                                                       $      393,897
                                                               ==============
    1998                                                       $      177,643
                                                               ==============



SEE ACCOMPANYING INDEPENDENT AUDITORS' REPORT.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                                   SCHEDULE 2

                          SUMMARY INVESTMENT SCHEDULE



                               DECEMBER 31, 2001

                                 (IN THOUSANDS)



                                                                                 ADMITTED ASSETS AS
                                                                               REPORTED IN THE ANNUAL
              INVESTMENT CATEGORIES                 GROSS INVESMENT HOLDINGS         STATEMENT
--------------------------------------------------  ------------------------   ----------------------
Bonds:
  US Treasury securities                            $  316,599       4.877%    $  316,599     4.877%
  US government agency obligations:
    Issued by US government agencies                    84,107       1.296%        84,107     1.296%
    Issued by US government-sponsored agencies              --       0.000%            --     0.000%
  Foreign government                                        --       0.000%            --     0.000%
  Securities issued by states, territories and
    possessions and political subdivisions in the
    US:
    US States and territories general obligations           --       0.000%            --     0.000%
    Political subdividions of US states,
      territories and possessions general
      obligations                                           --       0.000%            --     0.000%
    Revenue and assessment obligations                      --       0.000%            --     0.000%
    Industrial development bonds and similar
      obligations                                       52,040       0.802%        52,040     0.802%
  Mortgage backed securities
    Pass-through securities:
      Guaranteed by GNMA                                80,010       1.232%        80,010     1.232%
      Issued by FNMA and FHLMC                          21,241       0.327%        21,241     0.327%
      Other pass-through securities                         --       0.000%            --     0.000%
    Other mortgage-backed securities:
      Issued by FNMA, FHLMC or GNMA                    855,554      13.179%       855,554    13.179%
      Other mortgage-backed securities
        collateralized by MBS issued or guaranteed
        by FNMA, FHLMC, or GNMA                             --       0.000%            --     0.000%
      All other mortgage-backed securities             107,586       1.657%       107,586     1.657%

Other debt securities (excluding short-term):
  Unaffiliated domestic securities                   2,752,594      42.344%     2,746,868    42.314%
  Unaffiliated foreign securities                       21,331       0.329%        21,331     0.329%
  Affiliated securities                                     --       0.000%            --     0.000%

Equity interests:
  Investments in mutual funds                           10,077       0.155%        10,077     0.155%
  Preferred stocks:
    Affiliated                                             117       0.002%           117     0.002%
    Unaffiliated                                        62,096       0.955%        58,972     0.908%
  Publicly traded equity securites:
    Affiliated                                              --       0.000%            --     0.000%
    Unaffiliated                                       285,526       4.398%       285,526     4.398%
  Other equity securities:
    Affiliated                                          12,301       0.189%        12,301     0.189%
    Unaffiliated                                        28,031       0.432%        28,031     0.432%
  Tangible personal property under leases:
    Affiliated                                              --       0.000%            --     0.000%
    Unaffiliated                                            --       0.000%            --     0.000%

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                             SCHEDULE 2 (CONTINUED)

                          SUMMARY INVESTMENT SCHEDULE



                               DECEMBER 31, 2001

                                 (IN THOUSANDS)



                                                                                 ADMITTED ASSETS AS
                                                                               REPORTED IN THE ANNUAL
              INVESTMENT CATEGORIES                 GROSS INVESMENT HOLDINGS         STATEMENT
--------------------------------------------------  ------------------------   ----------------------
Mortgage loans
  Construction and land development                 $       --       0.000%    $       --     0.000%
  Agricultural                                              --       0.000%            --     0.000%
  Single family residential properties                     580       0.009%           580     0.009%
  Multifamily residential properties                   263,641       4.061%       263,641     4.061%
  Commercial loans                                     758,941      11.691%       758,941    11.691%

Real estate investments
  Property occupied by company                          16,431       0.253%        16,431     0.253%
  Property held for the production of income            56,485       0.870%        56,485     0.870%
  Property held for sale                                 1,550       0.024%         1,550     0.024%

Policy loans                                           333,588       5.139%       333,588     5.139%

Receivable for securities                                3,473       0.053%         3,473     0.053%

Cash and short term investments                         98,021       1.510%        98,021     1.510%

Other invested assets                                  278,602       4.292%       278,602     4.292%
                                                    -------------------------------------------------

                                                    $6,500,522     100.000%    $6,491,672   100.000%
                                                    =================================================

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                                   SCHEDULE 3

           SCHEDULE OF SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES



                               DECEMBER 31, 2001

                                 (IN THOUSANDS)



 1.) Total admitted assets:
    $6,685,537



 2.) 10 Largest exposures to a single issuer/borrower/investment:



                    ISSUER                       INVESTMENT CATEGORY           AMOUNT    PERCENTAGE
      ----------------------------------  ----------------------------------  --------   ----------
                                              Industrial, Misc.--Issuer
      Continental Airlines Bonds                     Obligations              $33,952       0.5%
                                              Industrial, Misc.--Issuer
      AT&T Corp. Bonds                               Obligations               33,814       0.5%
                                              Industrial, Misc.--Issuer
      General Motors Bonds                           Obligations               29,875       0.4%
                                              Industrial, Misc.--Issuer
      American Airlines Bonds                        Obligations               28,316       0.4%
                                              Industrial, Misc.--Issuer
      Prudential Home Mtg. Sec. Bonds                Obligations               27,504       0.4%
                                              Industrial, Misc.--Issuer
      Charles Schwab Bonds                           Obligations               24,981       0.4%
                                              Industrial, Misc.--Issuer
      Michaels Stores Common Stock                   Obligations               24,376       0.4%
                                              Industrial, Misc.--Issuer
      CMC Sec. Corp. Bonds                           Obligations               24,074       0.4%
                                              Industrial, Misc.--Issuer
      TCW Latin America Partners LP                  Obligations               22,380       0.3%
                                              Industrial, Misc.--Issuer
      Telecorp PCS Common Stock                      Obligations               22,124       0.3%



 3.) Total admitted assets held in bonds and preferred stocks by NAIC rating:



      BONDS     AMOUNT     PERCENTAGE    STOCKS     AMOUNT    PERCENTAGE
      ------  ----------   ----------   --------   --------   ----------
      NAIC-1  $2,670,263      39.9%     P/RP-1     $22,725       0.3%
      NAIC-2   1,311,666      19.6%     P/RP-2      19,158       0.3%
      NAIC-3     134,276       2.0%     P/RP-3       9,080       0.1%
      NAIC-4     119,797       1.8%     P/RP-4       5,357       0.1%
      NAIC-5      37,530       0.6%     P/RP-5       2,769       0.0%
      NAIC-6      11,893       0.2%     P/RP-6           1       0.0%



 4.) Admitted assets held in foreign investments and unhedged foreign currency exposure:



      Foreign-currency denominated investments of:                     $  558
      Foreign-currency denominated supporting
        insurance liabilities of:                                          --
      Excluding Canadian investments and currency
        exposure of:                                                    7,308



 5.) Aggregate foreign investment exposure categorized by NAIC sovereign rating:



                                                                      AMOUNT     PERCENTAGE
                                                                    ----------   ----------
      Countries rated by NAIC-1                                     $      --       0.0%
      Countries rated by NAIC-2                                            --       0.0%
      Countries rated by NAIC-3 or below                                   --       0.0%

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                             SCHEDULE 3 (CONTINUED)

           SCHEDULE OF SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES



                               DECEMBER 31, 2001

                                 (IN THOUSANDS)



 6.) Two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating:
    None



 7.) Aggregate unhedged foreign currency exposure:    None



 8.) Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:
    None



 9.) Two largest unhedged foreign currency exposures to a single country, categorized by the country's NAIC sovereign rating:
    None



10.) 10 Largest sovereign foreign issues:
    None

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                             SCHEDULE 3 (CONTINUED)

           SCHEDULE OF SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES



                               DECEMBER 31, 2001

                                 (IN THOUSANDS)



11.) Assets held in Canadian investments and unhedged Canadian currency exposure:



      Canadian-currency denominated investments
        of:                                                            $7,308
      Canadian denominated supporting insurance
        liabilities of:                                                    --



12.) Assets held in Canadian investments comprise less than 2.5% of the reporting entity's total admitted assets.



13.) Assets held in investments with contractual sales restrictions comprised less than 2.5% of the reporting entity's total admitted assets.



14.) 10 Largest equity interests:



                    ISSUER                       INVESTMENT CATEGORY           AMOUNT    PERCENTAGE
      ----------------------------------  ----------------------------------  --------   ----------
                                              Industrial, Misc.--Issuer
      Michaels Stores Common Stock                   Obligations              $24,376       0.4%
                                              Industrial, Misc.--Issuer
      TCW Latin America Ltd Partnership              Obligations               22,380       0.3%
                                              Industrial, Misc.--Issuer
      Telecorp PCS Common Stock                      Obligations               22,124       0.3%
                                              Industrial, Misc.--Issuer
      SSM Venture Ltd Partnership                    Obligations               22,060       0.3%
                                              Industrial, Misc.--Issuer
      Green Mountain Advisors II, L.P.               Obligations               21,826       0.3%
                                              Industrial, Misc.--Issuer
      Green Mountain Advisors L.P.                   Obligations               17,963       0.3%
                                              Industrial, Misc.--Issuer
      Praedium Recovery Fund II, L.P.                Obligations               15,816       0.2%
                                              Industrial, Misc.--Issuer
      Ross Stores Common Stock                       Obligations               15,623       0.2%
                                              Industrial, Misc.--Issuer
      Arrow Electronics Common Stock                 Obligations               12,379       0.2%
      Boston Capital Tax Credit XVI,          Industrial, Misc.--Issuer
        L.P.                                         Obligations               12,070       0.2%



      15.) Aggregate statement value of investments held in nonaffiliated, privately-placed equities:
                                      $278,214,149

        Three largest investments held in nonaffiliated, privately placed equities:



                    ISSUER                       INVESTMENT CATEGORY           AMOUNT    PERCENTAGE
      ----------------------------------  ----------------------------------  --------   ----------
                                              Industrial, Misc.--Issuer
      TCW Latin America Partners                     Obligations              $22,380       0.3%
                                              Industrial, Misc.--Issuer
      SSM Venture                                    Obligations              $22,060       0.3%
                                              Industrial, Misc.--Issuer
      Green Mountain Advisors II                     Obligations              $21,826       0.3%



 16.) Assets held in general partnership interests comprised less than 2.5% of the reporting entity's total admitted assets.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                             SCHEDULE 3 (CONTINUED)

           SCHEDULE OF SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES



                               DECEMBER 31, 2001

                                 (IN THOUSANDS)



17.) 10 Largest aggregate mortgage interests:



                    ISSUER                       INVESTMENT CATEGORY           AMOUNT    PERCENTAGE
      ----------------------------------  ----------------------------------  --------   ----------
      Litton Systems Building                         Commercial              $14,666       0.2%
      Doral Village Mobile Home Park                  Commercial               10,439       0.2%
      Wal-Mart Superstore                             Commercial               10,025       0.1%
      Stonebridge Apartments                          Commercial                9,463       0.1%
      Parkside Village Apartments                     Commercial                8,749       0.1%
      New Frontier Mobile Home Park                   Commercial                8,318       0.1%
      Westwood Center Office Building                 Commercial                8,290       0.1%
      Three Financial Center                          Commercial                7,915       0.1%
      Vista Verde Apartments                          Commercial                7,740       0.1%
      Follett Office Building                         Commercial                7,715       0.1%



18.) Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:



          LOAN-TO-VALUE              RESIDENTIAL                     COMMERCIAL                     AGRICULTURAL
      ---------------------  ---------------------------   -------------------------------   ---------------------------
      Above 95%                $     --         0.0%       $        --            0.0%        $       --        0.0%
      91% to 95%                     --         0.0%                --            0.0%                --        0.0%
      81% to 90%                     --         0.0%         1,292,497            0.0%                --        0.0%
      71% to 80%                     --         0.0%        72,955,226            1.1%                --        0.0%
      below 70%                 580,488         0.0%       948,333,516           14.2%                --        0.0%
      Construction loans                                                                              --        0.0%
      Mortgage loans over 90 days past
        due                                                                                           --        0.0%
      Mortgage loans in the process of
        foreclosure                                                                                   --        0.0%
      Mortgage loans
        foreclosed                                                                                    --        0.0%
      Restructure mortgage loans
                                                                                               3,843,822        0.1%



19.) There were no assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in the Annual Statement Schedule A that exceeded 2.5% of the Company's total admitted assets.



20.) Total admitted assets subject to the following types of agreements:



                                                              AT YEAR END                AT END OF EACH QUARTER
                       AGREEMENT TYPE                     AMOUNT     PERCENTAGE    1ST QTR      2ND QTR      3RD QTR
      ------------------------------------------------  ----------   ----------   ----------   ----------   ----------
      Securities lending                                $      --       0.0%      $      --    $      --    $       --
      Repurchase                                               --       0.0%             --           --            --
      Reverse repurchase                                       --       0.0%             --           --            --
      Dollar repurchase                                        --       0.0%             --           --            --
      Dollar reverse repurchase                                --       0.0%             --           --            --

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                             SCHEDULE 3 (CONTINUED)

           SCHEDULE OF SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES



                               DECEMBER 31, 2001

                                 (IN THOUSANDS)



21.) Warrants not attached to other financial instruments, options, caps, and floors:



                                            OWNED                                WRITTEN
                             -----------------------------------   -----------------------------------
      Hedging                    $    --              0.0%             $     --             0.0%
      Income generation           49,300              0.0%              496,333             0.0%
      Other                           --              0.0%                   --             0.0%



22.) Potential exposure for collars, swaps and forwards:



                                                                              AT END OF EACH QUARTER
                                           AT YEAR END                  1ST QTR      2ND QTR      3RD QTR
                             ---------------------------------------   ----------   ----------   ----------
      Hedging                    $       --              0.0%          $      --    $      --    $       --
      Income generation                  --              0.0%                 --           --            --
      Replications                       --              0.0%                 --           --            --
      Other                              --              0.0%                 --           --            --



23.) Potential exposure for future contracts:



                                                                              AT END OF EACH QUARTER
                                           AT YEAR END                  1ST QTR      2ND QTR      3RD QTR
                             ---------------------------------------   ----------   ----------   ----------
      Hedging                    $       --              0.0%          $      --    $      --    $       --
      Income generation                  --              0.0%                 --           --            --
      Replications                       --              0.0%                 --           --            --
      Other                              --              0.0%                 --           --            --



24.) All investments included in the Write-ins for Invested Assets category included on the Summary Investment Schedule in the Annual Statement



                               INVESTMENT                             AMOUNT     PERCENTAGE
      ------------------------------------------------------------  ----------   ----------
      Securities lending collateral                                 $      --       0.0%
      Other miscellaneous receivables                                      --       0.0%



SEE ACCOMPANYING INDEPENDENT AUDITORS' REPORT.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                                   SCHEDULE 4

      SUMMARY OF INVESTMENTS -- OTHER THAN INVESTMENTS IN RELATED PARTIES



                               DECEMBER 31, 2001

                                 (IN THOUSANDS)



                                                               COST OR                  AS SHOWN ON
                                                              AMORTIZED                 THE BALANCE
                                                                 COST      FAIR VALUE      SHEET
                                                              -------------------------------------
Bonds:
  United States Government and government agencies and
    authorities                                               $  463,290   $  482,001   $  463,290
  Public utilities                                               322,994      326,058      322,994
  Mortgage-backed securities                                   1,193,802    1,221,542    1,193,802
  All other corporate bonds                                    2,305,248    2,327,198    2,305,248
                                                              -------------------------------------
        Total bonds                                           $4,285,334   $4,356,799   $4,285,334
                                                              -------------------------------------
Equity Securities:
  Common stocks (1)
  Public utilities                                                   973        1,021        1,021
  Banks, trusts, and insurance companies                          32,817       40,151       40,151
  Industrial, miscellaneous and all other                        227,041      282,462      282,462
  Nonredeemable preferred stocks                                  63,037       59,139       59,089
                                                              -------------------------------------
        Total equity securities                               $  323,868   $  382,773   $  382,723
                                                              -------------------------------------
Mortgage loans on real estate                                  1,023,162    1,084,519    1,023,162
Real estate:
  Home office property                                            33,013          N/D       16,431
  Real estate held for investment                                 77,624          N/D       56,485
  Real estate acquired in satisfaction of debt                     1,647          N/D        1,550
Policy loans                                                     333,588          N/D      333,588
Partnership interests                                            237,766          N/D      278,602
Short-term investments and cash                                   98,021       97,967       98,021
                                                              -------------------------------------
        Total investments                                     $6,414,023          N/A   $6,475,896
                                                              =====================================



(1) Investment in common stocks does not include the Company's investment in the Virginia Farm Bureau, a related party, with a cost and fair value of $10,002 and $6,857, respectively.



N/D -- not determined



N/A -- not applicable



SEE ACCOMPANYING INDEPENDENT AUDITORS' REPORT.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                                   SCHEDULE 5



                      SUPPLEMENTARY INSURANCE INFORMATION



                                 (IN THOUSANDS)



                                                                       AS OF DECEMBER 31
                                            ------------------------------------------------------------------------
                                                                FUTURE POLICY
                                             DEFERRED             BENEFITS,                             OTHER POLICY
                                              POLICY            LOSSES, CLAIMS                           CLAIMS AND
                                            ACQUISITION         AND SETTLEMENT         UNEARNED           BENEFITS
                                               COSTS               EXPENSES            PREMIUMS           PAYABLE
                                            ------------------------------------------------------------------------
SEGMENT
2001:
  Life insurance                               $   --             $2,686,966            $1,176            $388,807
  Accident & health insurance                      --                 27,801               247               1,536
  Annuity                                          --              2,317,619                --                  32
  Property & liability insurance                   --                     --                --                  --
                                            ------------------------------------------------------------------------
                                               $   --             $5,032,386            $1,423            $390,375
                                            ========================================================================
2000:
  Life insurance                               $   --             $2,544,552            $1,334            $378,296
  Accident & health insurance                      --                 23,892               257               1,479
  Annuity                                          --              2,156,024                --                  33
  Property & liability insurance                   --                     --                --                  --
                                            ------------------------------------------------------------------------
                                               $   --             $4,724,468            $1,591            $379,808
                                            ========================================================================



                                                               FOR THE YEARS ENDED DECEMBER 31
                                           -----------------------------------------------------------------------
                                                                                       AMORTIZATION
                                                                        BENEFITS,      OF DEFERRED
                                                            NET       CLAIMS, LOSSES      POLICY         OTHER
                                             PREMIUM     INVESTMENT   AND SETTLEMENT   ACQUISITION     OPERATING
                                           REVENUE (1)     INCOME        EXPENSES         COSTS       EXPENSES (2)
                                           -----------------------------------------------------------------------
SEGMENT
2001:
  Life insurance                            $386,270      $213,914       $331,926      $        --      $114,918
  Accident & health insurance                 21,237         1,779          9,215               --        10,891
  Annuity                                    265,901       197,040        399,465               --        22,045
  Property & liability insurance                  --            --             --               --            --
                                           -----------------------------------------------------------------------
                                            $673,408      $412,733       $740,606      $        --      $147,854
                                           =======================================================================
2000:
  Life insurance                            $397,038      $205,024       $346,879      $        --      $115,055
  Accident & health insurance                 20,068         1,166          9,238               --        10,364
  Annuity                                    174,460       185,748        306,092               --        17,994
  Property & liability insurance                  --            --             --               --            --
                                           -----------------------------------------------------------------------
                                            $591,566      $391,938       $662,209      $        --      $143,413
                                           =======================================================================
1999 (3):
  Life insurance                            $384,365      $199,521       $349,091      $        --      $112,923
  Accident & health insurance                 19,745         1,031         10,565               --         9,921
  Annuity                                    181,559       167,129        294,088               --        19,085
  Property & liability insurance                  --            --             --               --            --
                                           -----------------------------------------------------------------------
                                            $585,669      $367,681       $653,744      $        --      $141,929
                                           =======================================================================



(1) Life insurance premium revenue includes supplementary contracts, dividend accumulations and other.



(2) Commissions, taxes, licenses and fees reflect actual expenses by segment. All other operating expenses are allocated to each segment on the basis of policy count and time studies.



(3) 1999 amounts exclude the effects of the Company's cancellation of its coinsurance agreement with Southern Capital.



SEE ACCOMPANYING INDEPENDENT AUDITORS' REPORT.

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                                   SCHEDULE 6

                                  REINSURANCE
             FOR THE YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999

                                 (IN THOUSANDS)



                                                                                            PERCENTAGE OF
                                                     CEDED TO     ASSUMED                      AMOUNT
                                         GROSS        OTHER         FROM          NET        ASSUMED TO
                                        AMOUNT      COMPANIES    COMPANIES      AMOUNT           NET
                                      -------------------------------------------------------------------
2001:
  Life insurance in force             $53,571,933   $3,506,628   $     --     $50,065,305    $       --
                                      ===================================================================
Premiums:
  Life insurance                      $   390,370       11,842         --         378,528            --
  Accident & health insurance              50,541       29,304         --          21,237            --
  Annuity                                 272,883        6,982         --         265,901            --
  Property & liability insurance               --           --         --              --            --
                                      -------------------------------------------------------------------
        Total premiums                $   713,794       48,128         --         665,666            --
                                      ===================================================================
2000:
  Life insurance in force             $49,171,382    3,351,731         --      45,819,651            --
                                      ===================================================================
Premiums:
  Life insurance                      $   372,826       10,712         --         362,114            --
  Accident & health insurance              41,993       21,925         --          20,068            --
  Annuity                                 183,794        9,334         --         174,460            --
  Property & liability insurance               --           --         --              --            --
                                      -------------------------------------------------------------------
        Total premiums                $   598,613       41,971         --         556,642            --
                                      ===================================================================
1999:
  Life insurance in force             $47,232,286    3,343,988         --      43,888,298            --
                                      ===================================================================
Premiums:
  Life insurance                      $   363,439   $   15,158   $     --     $   348,281    $       --
  Accident & health insurance              40,238       20,493         --          19,745            --
  Annuity                                 181,559           --         --         181,559            --
  Property & liability insurance               --           --         --              --            --
                                      -------------------------------------------------------------------
        Total premiums                $   585,236       35,651         --         549,585            --
                                      ===================================================================



SEE ACCOMPANYING INDEPENDENT AUDITORS' REPORT.